EXHIBIT 99.1

ALIXPARTNERS LOGO SITS ON TOP OF THIS LINE USE TO ALIGN CLIENT LOGO SLIDE CENTER LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA GREEN GUIDES DELINEATE MAIN CONTENT AREA CLIENT LOGO IS TOP - RIGHT ALIGNED ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE December 2017 Bon - Ton Stores Inc Business Plan and Financial Projections for 3 - year Period 2018 thru 2020

2 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Forward - looking Statements EXECUTIVE SUMMARY This confidential information (“Information”) is based on information provided by The Bon - Ton Stores, Inc. and its subsidiaries and affiliates (“Bon - Ton”). It is being delivered by Bon - Ton, subject to the prior execution of and the terms of that certain Confidentiality A greement, dated as of December 29, 2017, between Bon - Ton and the Noteholders (“Interested Parties”) who may be interested in pursuing a possible tr ansaction (the “Transaction”) involving Bon - Ton. By accepting this Information, the recipient agrees that this Information constitutes “Co nfidential Information” as defined in the Confidentiality Agreement. The recipient should become familiar with the obligations to which the recipient is subject pursuant to the Confidentiality Agreement. The sole purpose of this Information is to assist the recipient in making its own evaluation of Bon - Ton and in deciding whether to proceed with a further investigation of a Transaction. This Information does not purport to b e all - inclusive or to necessarily contain all of the information that prospective Interested Parties may desire in investigating the Transaction . I n all cases, Interested Parties should conduct and rely on their own investigation and analysis of Bon - Ton and its business, assets, financia l condition and prospects to inform the basis of any investment decision. This presentation contains forward - looking statements prepared by Bon - Ton about future events and financial trends affecting the financial condition of Bon - Ton's businesses. While presented with numerical specificity, these analyses are based upon a variety of estim ates and assumptions which may not be realized and are subject to significant business, economic and competitive uncertainties and con tin gencies which are beyond the control of Bon - Ton. As a result of these risks and uncertainties, actual results could differ materially from th ose anticipated in the forward - looking statements. Consequently, the pro forma financial information and other forward - looking statements contained he rein should not be regarded as representations by Bon - Ton, Bon - Ton’s management, their advisors or any other person that the projected finan cial conditions or results of operations will be achieved . These forward - looking statements are not prepared in accordance with GAAP and do not include all of the information and footnote s required thereby. Additionally, certain transactions that would be required to be included in GAAP financial statements are not refle cte d in this presentation. The information furnished includes primarily normal recurring adjustments, but not include all the adjustments th at would typically be made for the quarterly and annual consolidated financial statements in accordance with GAAP. Furthermore, the financial i nfo rmation contained herein has not been subjected to the same level of accounting review and testing that Bon - Ton would apply in the prepa ration of financial information in accordance with GAAP . No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained he rei n and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These mat erials were designed for use by specific persons familiar with the business and affairs of Bon - Ton. These materials are not intended to pro vide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. Bon - Ton assumes no obligation to update or otherwise revise these materials.

3 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Contents • Executive Summary − Income Statement Summaries 2018 - 2020 • Store Portfolio • Retail Initiatives Summary • Strategic Actions by Key Area − Merchandising, Planning & Allocation − Marketing − SG&A Review − Capital Expenditures & Store Investment

4 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Turnaround Plan Overview – Turnaround Initiatives − A clear opportunity exists to enhance Bon - Ton’s performance and regain ground lost due to recent challenges − The Plan consists of a comprehensive set of turnaround initiatives that can be implemented and executed over a 2 - year timeframe in 2018 and 2019 − A third year, 2020, has also been included for illustrative purposes providing a longer term view of momentum created from turnaround initiatives and effects from increased capital investment − Detailed turnaround initiatives were developed from four major areas of the business, including: − A more stringent review of the existing Store Portfolio and what locations fall outside a suitable go - forward investment thesis − Key retailing strategies in Merchandising, Planning & Allocation which will help stabilize top line sales in B&M, grow the eCommerce platform and drive improvements in overall gross margin levels − Necessary changes to spend, tactics and systems utilized in Marketing to effectively capture higher performance returns − Capital investment strategies within the stores and back - office operations required to stem the decline and support the turnaround initiatives − Further review and refinement still needs to be conducted in several areas: − Determining the overall sufficiency of the back - office support functions, personnel and other SG&A categories − Developing an execution plan that supports the urgency of required initiatives but complies with timing efforts of the restructuring process and available capital − Third year included in this summary is a higher - level set of estimated EXECUTIVE SUMMARY

5 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Business Plan Financial Summary INCOME STATEMENT SUMMARIES ($ Millions) 2017 2018 2019 2020 Reforecast Plan Plan Plan B&M $2,192 $1,976 $2,030 $2,081 Omnichannel 283 346 431 517 Total Sales $2,475 $2,321 $2,461 $2,597 Comp growth -4.9% 2.3% 4.3% 3.8% B&M comp growth -7.0% -0.7% 0.8% 0.3% Omni comp growth 15.1% 23.6% 24.6% 20.0% Omni penetration 11.4% 14.9% 17.5% 19.9% Other Income $79 $72 $78 $83 Total Revenue $2,555 $2,394 $2,539 $2,681 B&M $808 $753 $791 $811 GM rate 36.8% 38.1% 38.9% 39.0% Omnichannel $54 $71 $90 $109 GM rate 19.0% 20.4% 20.9% 21.0% Total Gross Margin $861 $824 $881 $919 GM rate 34.8% 35.5% 35.8% 35.4% SG&A $840 $774 $794 $819 SG&A % of sales 34.0% 33.3% 32.3% 31.5% EBITDA $100 $123 $164 $184 EBITDA margin 3.9% 5.1% 6.5% 6.9% Capital Investment $31 $51 $42 $52 Revenue Gross Margin

6 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE 2017 P&L Baseline • The 2017 Reforecast is based on the company’s latest reforecast with actuals through October • This is adjusted for the impact of Bon - Ton’s 2017 store closures and implemented SG&A reduction initiatives • The 2017 Baseline then adjusts for 2017 non - recurring items and proposed store closures in 2018 INCOME STATEMENT SUMMARIES Note – 53rd week and non - recurring column reverses impact of 53rd week in 2017 (EBITDA neutral) and non - recurring items include gain on sale of property in 2017, non - recurring component of gift card breakage revenue, and expected loss on sale of property in 2018 2017 Company Initiatives In-Progress Less: Less: Less: Less: 2017 2017 2017 SG&A Store 53rd Week= Baseline Reforecast Store Plan Portfolio & Non- ($ Thousands) Closures Impact Program Recurring Sales B&M Sales 2,192,165 (5,827) (192,784) (20,451) 1,973,103 Omnichannel Sales 283,092 (3,400) 279,692 Total Sales 2,475,257 (5,827) (192,784) (23,851) 2,252,795 Other Income 79,395 (248) (5,068) (5,091) 68,987 Total Revenue 2,554,652 (6,075) (197,852) (28,942) 2,321,783 COGS B&M 1,384,624 (4,558) (123,568) (13,497) 1,243,001 GM Percentage 36.8% 21.8% 35.9% 37.0% Omnichannel 229,334 (2,753) 226,581 GM Percentage 19.0% 19.0% Total COGS 1,613,958 (4,558) (123,568) (16,250) 1,469,582 Total GM 861,299 (1,269) (69,216) (7,601) 783,214 GM Percentage 34.8% 21.8% 35.9% 34.8% Total SG&A 840,482 (2,184) (10,073) (79,601) 3,750 752,375 EBITDA 100,212 668 10,073 5,317 (16,442) 99,826

7 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE 2018 and 2019 P&L INCOME STATEMENT SUMMARIES • The 2018 Plan is based on the 2017 Baseline and adjusted for industry trends and cost inflation in addition to: − Merchandising and marketing initiatives that grow revenue and gross margin − New store openings and center core remodels to select flagship stores − Cost savings from the closure of a distribution center • The above described trends continue through 2019, inclusive of investments in labor and capital to support growth of the merchandising and marketing initiatives, and new stores/remodels Note – Industry trends/inflation column in 2019 includes the add - back of the non - recurring expected loss on sale of property in 2018 2017 2018 2019 New Plan Initiatives New Plan Initiatives 2017 Less: Plus: Plus: Less: Plus: Plus: Baseline Industry Merch. & New = 2018 Plan Industry Merch. & New = 2019 Plan Trends / Marketing Stores & Trends / Marketing Stores & ($ Thousands) Inflation Initiatives Remodels Inflation Initiatives Remodels Sales B&M Sales 1,973,103 (148,293) 131,839 18,989 1,975,637 (98,474) 107,960 45,347 2,030,471 Omnichannel Sales 279,692 27,969 38,031 345,692 34,569 50,431 430,692 Total Sales 2,252,795 (120,324) 169,869 18,989 2,321,330 (63,904) 158,391 45,347 2,461,163 Other Income 68,987 (2,246) 5,159 427 72,327 (694) 5,165 1,097 77,895 Total Revenue 2,321,783 (122,570) 175,028 19,415 2,393,656 (64,599) 163,556 46,445 2,539,058 COGS B&M 1,243,001 (93,421) 61,995 10,731 1,222,306 (60,969) 51,061 27,285 1,239,683 GM Percentage 37.0% 37.0% 43.5% 38.1% 38.1% 39.8% 38.9% Omnichannel 226,581 22,658 25,769 275,008 27,501 38,119 340,628 GM Percentage 19.0% 19.0% 20.4% 20.4% 20.9% Total COGS 1,469,582 (70,762) 87,764 10,731 1,497,314 (33,468) 89,180 27,285 1,580,311 Total GM 783,214 (49,561) 82,105 8,258 824,015 (30,437) 69,211 18,062 880,852 GM Percentage 34.8% 41.2% 43.5% 35.5% 47.6% 39.8% 35.8% Total SG&A 752,375 9,637 6,852 4,802 773,665 3,879 6,344 10,435 794,323 EBITDA 99,826 (61,444) 80,412 3,883 122,677 (35,010) 68,032 8,725 164,424

8 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE 2020 P&L INCOME STATEMENT SUMMARIES • The 2020 Plan is based on the 2019 Plan and the following assumptions: − No net change in B&M sales or gross margin apart from new stores and center core remodels − 20% growth in Omnichannel sales and slight lift in related margin to 21% 2019 2020 Plus: Plus: 2019 Plan Net New = 2020 Plan Trends / Stores & ($ Thousands) Inflation Remodels Sales B&M Sales 2,030,471 - 50,094 2,080,565 Omnichannel Sales 430,692 86,138 516,831 Total Sales 2,461,163 86,138 50,094 2,597,396 Other Income 77,895 4,301 1,221 83,416 Total Revenue 2,539,058 90,439 51,315 2,680,812 COGS B&M 1,239,683 - 30,346 1,270,029 GM Percentage 38.9% 39.4% 39.0% Omnichannel 340,628 67,669 408,296 GM Percentage 20.9% 21.0% Total COGS 1,580,311 67,669 30,346 1,678,326 Total GM 880,852 18,470 19,749 919,071 GM Percentage 35.8% 39.4% 35.4% Total SG&A 794,323 12,728 11,502 818,553 EBITDA 164,424 10,043 9,467 183,934

9 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Contents • Executive Summary − Income Statement Summaries 2018 - 2020 • Store Portfolio • Retail Initiatives Summary • Strategic Actions by Key Area − Merchandising, Planning & Allocation − Marketing − SG&A Review − Capital Expenditures & Store Investment

10 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Bon - Ton operates across 24 states with the majority of stores in the North East and Mid - West STORE PORTFOLIO Current Store Portfolio – Location Detail Banner Store Count BonTon 58 Elder-Beerman 31 Younkers 48 Boston Store 14 Carson's 53 Herberger's 44 Bergners 12 Total 260

11 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE • Closing stores account for approximately $200M of total sales across Bon - Ton, but contribute minimal EBITDA • Opportunities have been identified that may result in an approximately $4M reduction in rent across the remaining portfolio of stores • There are an additional 20+ stores that should be considered for inclusion on a ‘Watch List’ to actively monitor for signs of further deterioration Bon - Ton’s store portfolio was evaluated based on financial and economic factors • The store portfolio contains a sizeable portion of poorly performing stores that contribute minimal value to the organization - these stores require an investment of working capital and management attention away from more profitable stores in the chain • Approximately 100 of the worst performing stores were selected for detailed analysis of financial and economic factors • Determined a preliminary view of the potential closures or divestiture strategies for certain stores for 2018: − 42 potential closures − 3 potential store sales (including 1 owned clearance center) • As a whole, this group represents a difficult investment thesis for the future. Key features of this group were: − Continuing declining financial metrics; and − Situated in dying malls or centers and suffering from overwhelming competitive pressures Estimates of Financial Impact* 2018 EBITDA ($ Millions) • Closed Stores (2.0) • Rent Reduction Program (remaining Stores) 4.0 • Sales Transfer 1.8 • Logistics Reset 1.5 Total Store Portfolio Impact 5.3 Low Performing Stores Impact of Store Portfolio Program STORE PORTFOLIO

12 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE In line with the store portfolio reduction, eliminating one of three distribution centers results in net SG&A savings of $1.5M annually • With the reduced store portfolio there is an opportunity to reduce the number of distributions centers from 3 to 2 with the removal of the facility at Fairborn • SG&A savings from closure of Fairborn are estimated at $1.9M primarily comprised of payroll, lease savings, and other occupancy - related items (e.g. utilities) − Annual rent is $0.8M with a lease expiry of December 2020; early termination of the lease may result in a one - time cost under certain scenarios • Offsetting this SG&A saving is approximately $0.4M in additional costs from re - routing line haulage to remaining distribution centers • Total EBITDA impact is $1.5M STORE PORTFOLIO Note - excludes one - time costs associated with closure, for example lease termination (estimated at $2.4M), severance (estimated at $0.5M), and other closing costs ($0.2M) Logistics Reset ($ Millions) Rent (Assumes Lease Termination) 0.8 Occupancy 0.6 Payroll 0.5 SG&A Saving 1.9 Incremental Shuttle Expense (0.9) Inbound Freight Avoidance 0.5 Net Re-Routing Costs (0.4) EBITDA Impact 1.5 Logistics Reset Impact

13 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Contents • Executive Summary − Income Statement Summaries 2018 - 2020 • Store Portfolio • Retail Initiatives Summary • Strategic Actions by Key Area − Merchandising, Planning & Allocation − Marketing − SG&A Review − Capital Expenditures & Store Investment

14 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Strategic retail initiatives have been developed across merchandising, store operations and capex to drive growth in the business Initiative Overview Two Year Initiative Impacts Sales ($ Millions) Margin (% points) Assortment optimization • Reinvest receipts in top performing items, private brands and new business 136 0.9% Grow eCommerce • Increase penetration through site, marketing, and merchandising enhancements 151 1.0% (eComm only) In - stock improvement • Improve replenishment 24 Store investment • Increase store operating budgets and targeted capex; elevate assortments to enhance customer experience 85 Markdown improvement • Accelerate sell - through of slow moving inventory 36 1.1% (B&M only) RETAIL INITIATIVES SUMMARY Initiative Overview • Opportunity areas have been identified across merchandising, store operations and capital enhancements to improve the performance of the business over a 2 - year turnaround effort • Underpinning the plan are significant changes to merchandising strategies and a greater focus on eCommerce activities

15 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Targeted growth opportunities deliver $217M in incremental sales and $94M in margin in 2018 2018 target revenue $18 Markdown improvement $1 $40 In - stock improvement $16 $21 $45 Assortment optimization $76 Status quo ( $148 ) 2018 baseline $2,253 Marketing actions* $2,321 Store investment 3 4 1 5 6 1. Status quo – Continued decline of B&M business on current trajectory, and assumed transfer of some B&M sales to eComm 2. Assortment optimization – Incremental and reinvested receipts to support top performing items, exclusivity and newness 3. Grow eCommerce^ – Growth of eCommerce business through site, marketing, and merchandising enhancements 4. In - stock improvement – Improved inventory on - hand position 5. Store investment – Increased capex and operating budgets and elevated merchandise assortments for high potential stores 6. Markdown improvement – Accelerated sell - through of slow moving inventory at higher AURs 7. Marketing actions* - Changes to marketing strategies and execution to optimize spend, driving incremental revenue 2 3 4 1 5 6 2 CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE ($ Millions) $66 * Adjustment for impact of marketing actions on B&M sales ^ Incl. $45M of natural traffic growth and site enhancements to improve conversion; $21M of marketing benefits 7 7 RETAIL INITIATIVES SUMMARY Grow eCommerce ^

16 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE With additional ramp - up time, further growth of $238M in sales and $92M in margin can be realized in 2019 CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE $21 $18 $45 $8 $60 $25 $60 Store investment Status quo Assortment optimization Marketing actions* 2019 target revenue Grow eCommerce ^ In - stock improvement 2019 baseline ( $98 ) $2,461 Markdown improvement $2,321 $85 * Adjustment for impact of marketing actions on B&M sales ^ Incl. $60M of natural traffic growth and site enhancements to improve conversion; $25M of marketing benefits 1. Status quo – Continued decline of B&M business on current trajectory, and assumed transfer of some B&M sales to eComm 2. Assortment optimization – Incremental and reinvested receipts to support top performing items, exclusivity and newness 3. Grow eCommerce^ – Continued increase to penetration of eCommerce business 4. In - stock improvement – Improved inventory on - hand position 5. Store investment – Increased capex and operating budgets and elevated merchandise assortments for high potential stores 6. Markdown improvement – Accelerated sell - through of slow moving inventory at higher AURs 7. Marketing actions* - Changes to marketing strategies and execution to optimize spend, driving incremental revenue 3 4 1 5 6 2 7 3 4 1 5 6 2 7 ($ Millions) RETAIL INITIATIVES SUMMARY

17 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Margin rate growth is driven by the accretive benefits associated with key revenue initiatives CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE RETAIL INITIATIVES SUMMARY Assortment optimization – Receipt dollars invested at higher average profitability Markdown improvement – Flow - through margin benefit of achieving higher AUR eCommerce fulfillment – Reduced shipping and handling costs 2 6 8 2 6 8 2 6 8 2018 Channel Beginning gross margin Receipt productivity Markdown improvement eCommerce fulfillment Ending gross margin Improvement Year end revenue Year end gross margin B&M GM rate 37.0% 0.6% 0.6% n/a 38.1% 1.2% $1,976 $753 Omnichannel GM rate 19.0% 0.6% n/a 0.8% 20.4% 1.5% $346 $71 Total GM rate 34.8% 35.5% 0.7% $2,321 $824 2019 Channel Beginning gross margin Receipt productivity Markdown improvement eCommerce fulfillment Ending gross margin Improvement Year end revenue Year end gross margin B&M GM rate 38.1% 0.3% 0.6% n/a 38.9% 0.8% $2,030 $791 Omnichannel GM rate 20.4% 0.3% n/a 0.2% 20.9% 0.5% $431 $90 Total GM rate 35.5% 35.8% 0.3% $2,461 $881

18 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Contents • Executive Summary − Income Statement Summaries 2018 - 2020 • Store Portfolio • Retail Initiatives Summary • Strategic Actions by Key Area − Merchandising, Planning & Allocation − Marketing − SG&A Review − Capital Expenditures & Store Investment

19 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Five key merchandising initiatives will drive significant improvement in sales and margin performance Build powerful assortments Enhance private brand offerings Win our fair share of eCommerce Improve store planning, allocation and replenishment Improve promotion/markdown effectiveness • Drive investment in Core Essentials and Big Ideas • Eliminate tertiary SKUs from seasonal fashion • Re - invest in Wow products • Implement presentation minimums and visual merchandising standards • Address white space opportunity in ‘modern value’ and new, wanted categories • Identify growth and profitability targets by category • Evaluate brand positioning to align with assortment architecture changes • Review vendor base to leverage economies of scale • Take actions to shorten lead times and improve responsiveness to trends • Optimize assortment breadth and depth leveraging both owned inventory and vendor direct • Re - define eCommerce process by focusing on bottlenecks • Benchmark business against key competitors to enhance customer experience • Strengthen replenishment practices with an emphasis on Core Essentials • Leverage dynamic forecasting and SKU level replenishment • Drive growth through investments in flagship and high potential stores • Re - evaluate store clusters to support assortment localization • Implement analytics based size optimization • Simplify coupons • Accelerate turns through more aggressive first marks • Strictly enforce disciplines around aging standards • Get credit for value through compelling handles, clear price signage, and accurate tickets • Assess scope to target markdowns strategically by region and implement markdown optimization • Expand competitive tracking and pricing practices Assortment optimization eCommerce Store Initiatives Pricing/Promotion MERCHANDISING & PLANNING

20 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Opportunity exists to define the assortments to meet customers’ needs across a broader spectrum of occasions 20 WOW (1 - 3 months) SEASONAL FASHION (3 - 6 months) CORE ESSENTIALS (6+ months) Latest newness Bought closer in Adds wow factor to floors Creates emotional connection Fashion trend product One or more deliveries Medium breadth and depth Targeted markdown cadence Best selling products, loyalty drivers Large investment; high impact presentations Competitively priced opinion makers In - stock by size and color, replenishable Product migration MERCHANDISING & PLANNING

21 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE At Bon - Ton, there is an opportunity to increase both the Core Essentials base, and the Wow pinnacle of the pyramid Grow Shrink Grow WOW SEASONAL FASHION CORE ESSENTIALS ~30% ~50% ~20% SKUs SKUs Current State Opportunity Illustrative MERCHANDISING & PLANNING

22 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Assortment changes can be achieved without incremental investment by redeploying receipts to more productive inventory Observations Total Company Pareto 15% of ISNs driving 60% of Sales 50% of ISNs driving last 10% of Sales % of Total Net Sales % of ISNs • Significant proportion of the assortment is driving the last 10% of sales, indicating opportunity to assess reinvestment potential to minimize unproductive SKUs Source: TTM as of 2017 Week 35; excludes proposed closed doors, ISNs with sales and receipts <=0 in TTM MERCHANDISING & PLANNING

23 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Bon - Ton lags the industry in private brand penetration, a critical opportunity to differentiate assortments for targeted customers JCP 52 % Kohl’s 46 % Macy’s 29 % Bon - Ton 18% Private Brand Penetration Source: Company reports and press releases, FY2016 performance shown Goal: 40% Goal: 25% Observations • Within the industry, competitors are focused on significantly increasing private brand penetration • Bon - Ton ’s three year goal of 25% can be more aggressive in order to compete with its peers MERCHANDISING & PLANNING

24 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE • Bon - Ton’s share of eCommerce remains small, despite strong brand awareness in home markets and a loyal customer base • Winning our share of eCommerce spend is an immediate opportunity that can be pursued by: − Optimizing assortment depth and breadth − Improving site navigation − Accelerating set up of new products − Increasing digital marketing − Leveraging vendor owned inventory (Commerce Hub) • Based on current 2017 revenue and margin projections, increasing eCommerce penetration to 20% would provide: – A ~$200M revenue increase – Incremental EBITDA of ~$40M The business is significantly underpenetrated in eCommerce, representing an immediate opportunity to grow revenue 25% - 30% 20% 12% Bon - Ton FY17 (E) ‘Value’ department store benchmark ‘Better‘ department store benchmark “About 26 percent of all business we do is online. I think it’s reasonable to assume we will probably be doing half of our business online in the next five years or so” - Pete Nordstrom , October 2017 Immediate opportunity Meaningful financial benefit eCommerce Revenue Penetration Source: Press releases MERCHANDISING & PLANNING

25 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Lack of online assortment breadth can be addressed quickly and with limited investment Active / Athleisure Toys Sporting Goods Camping Yoga / Exercise Equipment Baby Gear Beauty Accessories Gift Baskets Outdoor Décor Smart Home Tech Full Assortment No Assortment Source: Company eCommerce sites MERCHANDISING & PLANNING

26 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Stock outs have increased two fold in the last three months, creating a significant missed sales and margin opportunity Assessment • A recent acceleration in stock out rates has resulted from vendor issues that are well understood – Restoring normal supply will have a meaningful financial impact in 2018 • However, broader system and process issues limit management’s ability to optimize in - stock rates across the assortment, presenting a further opportunity to increase sales and margin; key hurdles include: – Not being able to dynamically plan for demand – Limited ability to replenish at SKU/location level in reasonable time frames 6% Intimate Apparel Petite S/wear 6% Soft Home 6% Mens S/wear 7% 9% Dresses 4% 10% 3% 2% 2% Childrens 7% 9% Ms Active S/wear Shoes 9% 3% 4% 3% 3% 4% 5% 6% Total Company 6% 6% Young Cont. Better S/wear 2017 average 2016 average Source: Internal company reports Stock Out Rates – Trailing 12 Week Average (September) MERCHANDISING & PLANNING

27 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Source: AlixPartners comp shop on September 27, 2017 Developing a competitively priced base of core essentials is an opportunity to attract new customers and grow sales Out the Door Ticket No Private Label Men’s Basic Khakis found at Bon - Ton Men’s Basic Denim Men’s Basic Khakis Men’s Basic T Men’s Flannel Shirt Men’s Polo Shirt MERCHANDISING & PLANNING

28 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Timely and improved clearance execution can optimize the sales and profitability of markdown inventory ^ Internal company reports • Low sell - through at regular price has resulted in ~35% of units selling at a permanent markdown YTD • Only a fifth of markdown inventory is sold at first mark, when the highest value can be realized. This is likely due to: • Initial markdowns being taken too late • Initial markdowns being too shallow • items going directly from regular price to clearance status with no intermediate discount • Very modest improvements in sell - through early in an item’s lifecycle will have a significant earnings and working capital impact • The ability to fully optimize markdowns will require systems upgrades to target pricing by store region or store cluster 36M 4M 15M 0M 2M 4M 6M 8M 10M 12M 14M 16M 18M 20M 22M 24M 26M 28M 30M 32M 34M 36M 38M 10% First Mark Regular Clearance 66% 7% 27% Shifting 10% of sales volume from clearance to first mark:  EBITDA ~$ 18 M ^ Immediate opportunity Units R/V C/M F/P MERCHANDISING & PLANNING

29 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Contents • Executive Summary − Income Statement Summaries 2018 - 2020 • Store Portfolio • Retail Initiatives Summary • Strategic Actions by Key Area − Merchandising, Planning & Allocation − Marketing − SG&A Review − Capital Expenditures & Store Investment

30 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE The marketing strategy reallocates investments to more profitable areas, and improves the effectiveness of existing marketing efforts Identify and reduce/eliminate unprofitable marketing spend Increase investment in profitable marketing channels Optimize Existing Spend and Marketing Tactics • Focus on reduction of unprofitable Direct Mail spend defined as cost in excess of incremental identifiable gross margin dollars; represents the largest opportunity with savings of $13.1M • Conduct direct mail testing in January 2018 to confirm success in predicting which customers/ prospects and mailings will be unprofitable • Introduce more advanced modeling to drive profitability in the direct mail channel. Focus on contact management across channels/ strategies (Your Rewards) • Eliminate $0.6M in highly unprofitable ROP spend – KPMG analysis indicated that on average each dollar spent returns about $0.2M in margin dollars • Decrease Inserts spend by $1.8M inline with natural declines in circulation • Re - invest $4.8M of the marketing spend saving into: ‒ Social Media ($1.0M): increase investment in Facebook as core customers are highly active on this platform ‒ Search ($2.4M): increase spend in non - branded key words and Google Shopping ‒ Radio ($1.4M): increase investment in markets with high returns to maximize investment • Bank the remaining investment savings since further investments in these channels may not be profitable since returns diminish as investment increases • Improved tactics for Email and Display: ‒ Email: Adjust emails to make them more shoppable online and increase targeting/ localization/ personalization of content to improve click - through rate ‒ Display: Continue to shift to Criteo; introduce differentiated bidding and frequency cap treatments for web visitors depending on depth of interaction with website (multiple page viewer vs. cart abandoner) • Investment of ~$4.5M in best in class marketing tools, including CRM, personalization tools, Product Feed Management and Financial Systems which help deliver $46.5M in incremental revenue in FY 2019 MARKETING

31 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE There is an opportunity to eliminate $10.7M in marketing spend while potentially delivering up to $22.2M in incremental revenue in 2018 • Positive changes to Revenue and Gross Margin in 2018 are due to more efficient spend and revised digital marketing tactics; adjustments to channel tactics and spend impact both in - store and online sales. • Additional Revenue and Gross Margin impacts in 2019, are the result of incremental investment in system/tool upgrades, includ ing CRM & Personalization, Product feed management, and financial/admin systems. Note: Baseline Marketing spend after adjustment for store closures $171.4M (excludes Co - op offsets and Corporate Advertising) Other includes: Store Events, Affiliates, Magazines and Other channels Year 1: 2018 Year 2: 2019 Channel Adjusted Baseline Mkting Spend Δ Rev. Impact G.M. Impact Rev. Impact G.M. Impact Initiatives Decrease ($) Direct Mail 71.1 (13.1) (20.0) (6.9) 0.0 0.0 Eliminate/decrease circulation of unprofitable Mailers to capture a $13.1M potential savings in this channel ( ~25% of Co - Op spend is associated with these mailers)Test the ability to predict future DM performance to validate savings ROP 2.4 (0.6) (0.3) (0.1) 0.0 0.0 Retain only DAT and Mattress ROP Print - Inserts 35.2 (1.8) (6.8) (2.3) 0.0 0.0 Natural circulation decreases plus some page reductions, test adjusting at the market and quarterly level Increase ($)/Optimize Radio 2.7 1.4 5.8 2.1 0.0 0.0 Increase spend in high ROAS markets for Radio Search 9.1 2.4 24.8 6.1 20.8 5.2 Implement multi - faceted changes to align with best practices Social 1.7 1.0 4.8 1.4 6.3 2.1 Develop audience segments to prioritize investments towards highest potential prospects Display 5.0 0.0 7.7 2.3 7.7 2.4 Optimize shift to Criteo: Develop audience segments; Leverage audiences to develop campaigns or for creating +/ - bid adjustments, cap frequency at 4 - 5. Email 3.2 0.0 6.2 1.8 11.7 3.6 Adjust the mix of email messaging away from promotional emails to focus on Brand/Category and increase use of customer data for personalization Test TV 27.3 0.0 0.0 0.0 0.0 0.0 Other 13.8 0.0 0.0 0.0 0.0 0.0 Total 171.4 (10.7) 22.2 4.3 46.5 13.2 MARKETING ($ Millions)

32 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE 47% 53% Unprofitable Profitable Direct Mail represents the largest opportunity to eliminate marketing spend - opportunity to cut approximately $13.1M of unprofitable mailings ($ Millions) Low - End Opportunity (25%) Mid Point – 2018 Opportunity High - End Opportunity (47%) Change in Spend (13.1) (19.9) (26.7) Revenue Impact (20.0) (30.4) (40.9) GM Impact ($6.9) (10.5) (14.1) Implied Savings 6.2 $9.4 12.6 The goal is for marketing efforts to deliver more attributable gross margin dollars than their cost. The unprofitable mailers proposed for elimination deliver less incremental margin dollars than their cost (net of any vendor allowances). While the KPMG analysis notes an overall positive ROI, they did not evaluate individual mailers. A detailed analysis of mailings shows not all mailings/customers result in a positive ROI. Currently 47% of Direct Mail spend does not bring in enough GM to justify the cost of the mailer, and should be considered for elimination. Bon - Ton is implementing the low - end of the opportunity, as referenced below: Aug ’15 - Sept ’17 - Excluding Co - op Funding Analysis Methodology: • Spend of test and control group customers was analyzed to determine lift from direct mail marketing. • Profitability was reviewed by evaluating the incremental spend from test customers, and the cost associated with mailing thes e c ustomers. • Mailers that are solely funded by co - op dollars were excluded from the analysis as they drive sales without costs to the company DM Summary - 2 Years Unprofitable Profitable Count of mailings 283 289 Incremental Sales $79.5M $272.1M Incremental GM $29.8M $102.9M Ad Cost Less Co - Op $50.6M $52.6M Profit - $20.7M $50.3M Profitability of Direct Mail Spend Overview MARKETING

33 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Digital marketing performance could be improved by introducing improved tactics, new tools and increasing investment in profitable areas Search Social Display Email ‒ Improve Search tactics to: reduce cost per click, improve click - through rate, reduce bounce - rate and improve conversion ‒ Increase investment in Search by $2.4M primarily into areas that could be expanded profitably (primarily Google Shopping and Non - branded Search) ‒ Optimize website landing pages to improve conversion for this channel ‒ Increase investment in this channel by $1.0M in FY 2018. This channel is one where Bon - Ton customer base is consuming media ‒ Fully optimize the shift from Conversant to Criteo ‒ Introduce differentiated treatment for web visitors depending on depth of interaction with website ‒ Apply advertisement frequency caps by audience to limit inefficient Display spending ‒ Increase segmented, localized, personalized content ‒ Improve design (reduce the clutter, limit stores emphasize, etc.) to make them more shoppable online ‒ Reduce overall volume/frequency of emails • Improve current tactics across digital channels in 2018, and re - invest a portion of marketing dollars saved in direct mail to search and social. • Introduce additional tools (CRM, personalization tools, Product Feed Management and Financial Systems) in FY19 to enable improved customer/prospect targeting. • KPMG analysis indicated that overall Digital marketing efforts deliver high returns in the retail stores but did not quantify th e impact on eCommerce or the impact of the individual channels (Search, Social, etc.). Further, the specific tactics detailing ho w to profitably increase Digital marketing were not included in the KPMG recommendations. This strategy builds on that recommendation. MARKETING

34 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Marketing Effectiveness – Addressing the marketing opportunity requires both resource and systems investments Analytics & Testing: ~Analytics FTE’s to drive test and learn, and monitor marketing spend on an on - going basis Analytics & Testing: Email content strategy creation Audience/segment list pulls Email: Need target audience development Development of audience strategy for post types Social: Direct Mail: Testing team: Requires a tightly defined test and measurement metrics Direct Mail: Implementation cost (CAPEX) Annual Expense CRM & Omni - Channel Personalization Financial/ Admin Systems Product Feed Management $4M $1.5M $10K $35 - $50K $500K $50K $4.5M $1.6M Total Links data from various servers, replace Aprimo (CRM) system with a usable system to drive personalization System that places current process to create marketing campaign elements and track budget and expenses Links the products & inventory to Google Shopping, Social Media, & Marketplaces and provide custom feeds of what each channel can see Tool: Tool Overview: Amount Included in Business Plan Resource Requirement Opportunities MARKETING

35 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Contents • Executive Summary − Income Statement Summaries 2018 - 2020 • Store Portfolio • Retail Initiatives Summary • Strategic Actions by Key Area − Merchandising, Planning & Allocation − Marketing − SG&A Review − Capital Expenditures & Store Investment

36 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE SG&A Review SG&A savings opportunities should be realized over the longer term through the reduction of non - value added activities, more efficient decision making processes and stronger technology support − As such, the Company is budgeting for increased capital investment in certain systems, that when integrated with process changes, should allow for the rationalization of back - office personnel − $4.5M investment in 2018 for a new Planning/Replenishment system to support dynamic replenishment for both stores and eCommerce − $4.0M investment in Markdown Optimization and Product Life Cycle Management systems over 2018 and 2019 − $4.0M investment for a new CRM System to support more automated and efficient approach to customer segmentation and personalization process within Marketing − The Company recently retained HRC Retail Advisors to assess personnel - related expense savings and their report identified potential savings through eliminating positions, redefining processes and reporting relationships in the following areas: − Merchandising – reducing 34 FTEs from current total 355 FTE total, for a reduction of $2.9M − Private Brands – reducing 10 FTEs from current total of 83 FTE total, for a reduction of $1.3M − Marketing – reducing 19 FTEs from current total of 179 FTE total, for a reduction of $1.2M − This report requires further review subject to an internal skills assessment and implementation of the tools outlined above, and are not included in the Plan SG&A REVIEW Opportunity Areas For Savings

37 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE SG&A Review − The Company continues to review its Corporate infrastructure, back - office departments and functions in an effort to gain further efficiencies and savings to improve overall earnings − Store/DC SG&A is positively impacted through a series of initiatives, which more than offset the effect of store labor investment and 2% merit increase − These initiatives include: − Store closures − Logistics reset − Annualization of the implemented cost reduction initiatives SG&A REVIEW Corporate SG&A Proposed Reduction Potential Savings Goals 2017 2018 2019 2020 $ millions Reforecast Plan Plan Plan Total SG&A 840.5 773.7 794.3 818.6 Total SG&A % of Sales 34.0% 33.3% 32.3% 31.5% Less: Advertising (150.3) (133.0) (140.7) (144.1) Non-Advertising SG&A 690.2 640.6 653.6 674.4 % of Sales 27.9% 27.6% 26.6% 26.0% Store/DC SG&A Non-Advertising SG&A 528.3 490.5 501.1 519.5 % of Sales 21.3% 21.1% 20.4% 20.0% Corporate SG&A Non-Advertising SG&A 161.8 150.2 152.5 154.9 % of Sales 6.5% 6.5% 6.2% 6.0% HRC Proposed Reduction in Corporate SG&A Merchandising 2.9 - 0.9 2.0 - Private Brands 1.3 - 0.4 0.9 - Marketing 1.2 - 0.4 0.8 - Total HRC Proposed Reduction in Corporate SG&A 5.4 - 1.6 3.8 - Corporate SG&A incl. Reduction (Non-Advertising SG&A) 161.8 148.5 147.1 149.4 % of Sales 6.5% 6.4% 6.0% 5.8%

38 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Targeted investments of $12M in additional annual labor will support improved store operations, leveraging learnings from SWAT General Selling – Core/Flex Shoes Selling Supervisor Hours Task Funding – Signage/Mkdwn Shoe Restocking • Over the past several years, store labor has been reduced to minimum staffing in correlation to sales declines • SWAT initiative identified areas of reinvestment opportunity across the labor model to: ‒ Elevate the customer experience by focusing on customer service ‒ Providing hours to maintain the store ‒ Incremental investment of $12M has been allocated to support SWAT roll - out, focused to Tier 1 and 2 stores Store Labor Hours Model Drivers Training Recovery/Fitting Room Visual Current Funding SWAT Store Focus Hours – 15% vs. ’14 level Increased to ’14 levels $185 - $205 range Lowered SPH to ’15/’16 (~$160/185) 20hrs Sell/20 hrs Supervise / week Increase supervisor hours to 40hrs None Customer 1 st re - training 30 min per associate 50% 100% Done by sales associate Shoe runner 0% 80% funding Fri/Sat/Sun 0% balance of week 20 hrs / week Increased hours to 40 for initial 3 weeks (blitz + 2) Overview SWAT Labor Approach Selling Non - Selling SG&A REVIEW

39 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Contents • Executive Summary − Income Statement Summaries 2018 - 2020 • Store Portfolio • Retail Initiatives Summary • Strategic Actions by Key Area − Merchandising, Planning & Allocation − Marketing − SG&A Review − Capital Expenditures & Store Investment

40 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Investment in stores through capital enhancements and increased labor spend are critical to realizing the business’ full potential CAPITAL EXPENDITURE & STORES Capital Expenditures and Stores Overview • Capital expenditures are required to support the growth in the business plan, and include: ‒ Targeted investments to support high potential stores and markets − IT Investments that are an integral component of merchandising and marketing initiatives • Store labor investments will be made in a targeted way, with an emphasis on tier 1 and tier 2 stores Initiative Overview Capex – Stores • Drive meaningful change that enhances the customer experience in store: ‒ New stores ‒ Center core remodel ‒ Vendor shops Capex - IT • Accelerate marketing and merchandising processes, inventory management and customer experience improvements Store Labor • Reinvestment across the labor model to elevate the customer experience Banner Test • Leverage Carson’s banner and change 11 Bergners and 13 Boston Stores to Carson’s in 2018

41 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Significant capex investments required from 2018 to 2020 to support turnaround initiatives, bolster eCommerce growth and new store builds ($ Millions) Net Capital Expense Category 2018 2019 2020 STORE OPS Stores 16.0 18.8 18.8 Vendor Shops 4.0 4.0 4.0 Visual 1.1 0.7 0.7 Total Store Ops 21.1 23.5 23.5 IT • Core IT (1) 4.4 4.0 11.9 • Merchandise Planning 7.5 1.0 - • Omni - Channel 5.4 5.3 6.0 • Marketing 4.2 0.2 2.0 Total IT 21.5 10.5 19.9 OTHER Maintenance / Repair (capitalized portion) 6.0 6.0 6.0 Logistics 2.0 2.0 2.0 Loss Prevention 0.3 0.3 0.3 Total Capex Investment 50.9 42.3 51.7 (1) Core IT includes Logistics, Stores, Finance/Admin, IT (2) 2018, 2019 and 2020 assumes landlord funding of $7M, $3M and $3M with respect to new store openings, center core remodels and ve ndor shops CAPITAL EXPENDITURE & STORES Comments Capex Overview • Capital investment from 2018 through 2020 will be primarily focused on the following to support initiatives across merchandising, marketing and stores: − $21.1M to $23.5M to augment the store fleet − $21.5M to $19.9M to invest in merchandising systems to support replenishment and markdown optimization and a CRM tool

42 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Capital investment in stores will drive a unified look and feel, augmented customer experience and strengthen the brand name • Focus of store capex is to drive meaningful change that enhances the customer experience in store, including: − Investment in new stores, leveraging Macy’s closings − Remodeling center core to enable open sell cosmetics − Partnerships with vendors to develop shops in key doors, including LXR ($ Millions) Net Capital Expense Functions 2018 2019 2020 Stores New Stores Center Core Remodel 11.0 5.0 13.8 5.0 13.8 5.0 Total Stores 16.0 18.8 18.8 Vendor Shops Augment vendor shops in key door 4.0 4.0 4.0 Total Vendor Shops 4.0 4.0 4.0 Visual Other (including Banners) 1.1 0.7 0.7 Total Visual 1.1 0.7 0.7 TOTAL Store Ops 21.1 23.5 23.5 Comments Store Operations Capex Details CAPITAL EXPENDITURE & STORES

43 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Significant growth has been seen in markets that competitors have left Recent store openings provide a model for capitalizing on these opportunities Potential also exists to open stores, capitalizing on opportunities created as competitors shift away from tertiary markets • Bon - Ton’s closest competitors are increasingly focusing on larger markets, with store closures occurring in smaller tertiary markets • Most notably, Macy’s closed 68 stores in 2017, with further stores slated for closure in 2018 • Bon - Ton stores in markets where Macy’s closures have occurred have seen a meaningful uptick in performance • The business plan contemplates a total of 14 new store openings over a three year period • All new store openings are anticipated to occur in Q4 of each year • Each new store is expected to contribute significant revenue and EBITDA • Capital costs are anticipated to be ~$3M per store, net of developer credits, resulting in a payback period of approximately two years Q3 YTD B&M comp store sales performance Total B&M Comp -9.5% Stores in Macy's closings markets 3.1% Net relative difference 12.6% 2018 4 new stores 2019 5 new stores 2020 5 new stores TOTAL 14 new stores Expected run - rate performance ($ Thousands) Example new store Store revenue 8,900 Gross margin 3,564 Four wall EBITDA 1,434 CAPITAL EXPENDITURE & STORES

44 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Potential in 2018 to test banner changes to strengthen the brand, realize significant marketing savings and reinvest in the business Banner Change Test Scenario Opportunity • Leverage Carson’s banner and change 11 Bergners and 13 Boston Stores to Carson’s in 2018 • Evaluate success of banner test and strategically roll out in 2019 and 2020 to banners that will drive similar returns; reinvest marketing savings into the business • Cost per banner: − Elder - Beerman: $0.9M − Bon - Ton: $1.5M − Younkers: $1.5M − Herberger’s: $1.5M − Boston Store: $0.5M − Carson’s / CPS: $1.4M CAPITAL EXPENDITURE & STORES Banner Change $/Store $40,000 per Store ($ Millions) Banner Change Test Capex Requirement Banner # of StoresStore Closings Total # of Stores 2018 2018 Elder-Beerman 31 6 25 Bon-Ton 58 16 42 Carson's / CPS 53 12 40 Younkers 48 7 41 Herberger's 44 2 42 Bergners 12 1 11 11 0.4 Boston Store 14 1 13 13 0.5 Total 260 45 215 24 0.9 − Bergners : $0.4M

45 ALIXPARTNERS SLIDE MASTER V.2017.03.30.00.01 GREEN GUIDES DELINEATE MAIN CONTENT AREA SLIDE CENTER LINE TOP AND BOTTOM DELIMITER FOR SECTION HEADERS MIDDLE - ALIGNED DISCLAIMER OR SOURCE BOX SITS BELOW THIS LINE 2ND ROW OF TOP - ALIGNED HEADLINE SITS ON TOP OF THIS LINE SLIDE CENTER LINE GREEN GUIDES DELINEATE MAIN CONTENT AREA BOTTOM - ALIGNED FOOTNOTES ENABLE GUIDES UNDER VIEW – SHOW – GUIDES CONTENT BELOW THIS LINE IF SUB - HEADER IS PRESENT SUB - HEADER TOP ALIGNED WITH UPPER GREEN GUIDE CONFIDENTIAL – SUBJECT TO MATERIAL CHANGE Investment in key systems across Merchandising, Marketing and Omni - Channel will enable and support business plan initiatives • Capital investment in 2018 to accelerate Marketing and merchandising processes, inventory management and customer experience improvements: − Planning/replenishment system to support dynamic replenishment to reduce stock - out rates − Markdown optimization to drive optimal margin and AUR − CRM replacement to support customer segmentation and personalization − Omni - channel investment to enable eCommerce growth • 2020 investment increase in CORE IT for stores relates to 2 - year replacement project of POS register systems ($ Millions) Net Capital Expense Functions 2018 2019 2020 CORE IT Logistics Stores Finance/Admin IT Infrastructure 0.7 0.7 1.1 2.0 0.8 0.7 0.5 2.0 0.3 9.3 0.3 2.0 Core IT Total 4.5 4.0 11.9 Merch Planning/Replenishment System Markdown Optimization PLM System Replacement 4.5 - 3.0 - - - - 1.0 - - - - Merch Total 7.5 1.0 - Marketing CRM Replacement Path2Site Advertising System 4.0 0.2 - - 0.2 - - - 2.0 Marketing Total 4.2 0.2 2.0 OMNI Web Concept Sourcing Optimization Site Releases/Upgrades 1.0 1.5 3.0 0.5 - 4.8 - - 6.0 Total Omni - Channel 5.5 5.3 6.0 TOTAL IT 21.5 10.5 19.9 Comments IT Capex Details CAPITAL EXPENDITURE & STORES

Confidential Management Presentation December 2017

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

Disclaimer: Notice to Recipients

This confidential information ("Information") is based on information provided by The Bon-Ton Stores, Inc. and its subsidiaries and affiliates ("Bon-Ton"). It is being delivered by Bon-Ton, subject to the prior execution of and the terms of that certain Confidentiality Agreement, dated as of December 29, 2017, between Bon-Ton and the Noteholders ("Interested Parties") who may be interested in pursuing a possible transaction (the "Transaction") involving Bon-Ton. The sole purpose of this Information is to assist the recipient in making its own evaluation of Bon-Ton and in deciding whether to proceed with a further investigation of a Transaction. This Information does not purport to be all-inclusive or to necessarily contain all of the information that prospective Interested Parties may desire in investigating the Transaction. In all cases, Interested Parties should conduct and rely on their own investigation and analysis of Bon-Ton and its business, assets, financial condition and prospects to inform the basis of any investment decision.

By accepting this Information, the recipient agrees that this Information constitutes "Confidential Information" as defined in the Confidentiality Agreement. The recipient should become familiar with the obligations to which the recipient is subject pursuant to the Confidentiality Agreement.

None of Bon-Ton, or PJT Partners L.P. ("PJT") or any of their respective affiliates or any of Bon-Ton's Representatives (as defined in the Confidentiality Agreement), makes any express or implied representation or warranty as to the accuracy or completeness of the information contained herein or made available (communicated in either written or oral form) in connection with any further investigation of the Transaction, including any projections or forward-looking statements. Bon-Ton and PJT expressly disclaim any and all liability, which may be based on such information, errors therein, or omissions therefrom. The recipient shall only be entitled to rely solely on the representations and warranties, if any, made to it by Bon-Ton (or any of its affiliates) in an executed definitive document with regard to a Transaction, subject to any limitations and restrictions specified therein.

This Information represents the subjective views of Bon-Ton and Bon-Ton's current estimates of future performance based on various assumptions that may or may not prove to be correct. There can be no assurance that Bon-Ton's views are accurate or that Bon-Ton's projections will be realized. Industry experts may disagree with these assumptions and with Bon-Ton's view of the market and its prospects. Accordingly, there can be no assurance that such projections and forward-looking statements will be realized. The actual results will likely vary from the anticipated results and such variations may be material. PJT has not made an independent appraisal of any of Bon-Ton's assets or liabilities in connection with any potential transaction. This Information includes analysts' estimates and other information prepared by third parties for which neither Bon-Ton nor PJT assume any responsibility.

Except where otherwise indicated, the Information is presented as of the date hereof. In furnishing this Information, Bon-Ton reserves the right to amend or replace this Information at any time but neither Bon-Ton nor PJT are under any obligation to update any of the information contained herein or provide the recipient with access to any additional information. This Information shall not be deemed an indication of the state of affairs of Bon-Ton nor shall it constitute an indication that there has been no change in the business or affairs of Bon-Ton since the date hereof.

This Information does not constitute an offer or solicitation of an offer to buy shares or any other securities or of any assets or the business described herein in any jurisdiction. This Information is not, and under no circumstances is to be construed as, a prospectus, a public offering or an offering memorandum as defined under applicable securities legislation. Recipients of this Information who are considering any form of Transaction with Bon-Ton should not rely on the information contained in this Information as a basis for a Transaction but are referred to definitive agreements to be negotiated between the parties to form the basis for any Transaction.

PJT does not provide legal, accounting or tax advice. Any statement herein regarding tax matters was written in connection with the promotion or marketing of the matters described herein and was not intended or written to be used, and cannot be used by any person, for the purposes of avoiding tax-related penalties under federal, state or local tax law. Each recipient should make an independent assessment of the merits of the Transaction and should consult such person's own professional advisors. Interested Parties are not to construe the contents of this Information as legal, business or tax advice. Each Interested Party should consult its own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning the Transaction described in this Information and its suitability for such Interested Party. Bon-Ton is free to continue to evaluate and modify or abandon the Transaction described herein in its sole discretion (including, without limitation, negotiating with any of the Interested Parties and entering into any agreement with respect to the Transaction without prior notice to the recipient or to any other person) and the final terms and conditions of such Transaction may be changed at any time without notice to the recipient or any other person.

PJT Partners 1

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 2

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Table of Contents 3 Introduction 4 I Investment Highlights 7 II Core Business 9 A Key Initiatives 26 B Company Overview 50 III Business Plan 53 IV Appendix 62 V Case Study Results 63 A Additional Company Information 65 B

Confidential 4 I. Introduction Confidential

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Bon - Ton, founded in 1898, is a leading hometown department store retailer focused on delivering better brands at attractive prices to consumers across the Northeast, Midwest and Upper Great Plains Management has collaborated with AlixPartners to identify opportunities for the Company to enhance its revenue and earnings growth > Transformation plan focuses on the Company’s merchandising initiatives, marketing strategy, store portfolio and capital investments Preliminary results from the implementation of several of Bon - Ton’s growth initiatives are indicative of the Company’s potential to successfully execute a comprehensive turnaround through 2018 and beyond Bon - Ton is using this inflection point to strategically market the business in order to ensure that the Company has the right partners and capital to capitalize on the market opportunities in front of them Executive Summary 5 1 2 3 4

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 6 Bon - Ton is a department store retailer with deep roots, operating in the Northeast, Midwest and upper Great Plains and is taking strategic actions to reposition the business for growth in an evolving consumer landscape. (1) Includes omnichannel distribution center in West Jefferson, OH, two expected go forward B&M distribution centers in Rockford, IL and Whitehall, PA and furniture warehouse in Naperville, IL. Does not include Fairborn, OH distribution center as it is contemplated to be closed. (2) Calculated as a % of total sales. Company Overview GEOGRAPHIC OVERVIEW Indicates Store Presence > Founded in 1898, The Bon - Ton Stores, Inc. is one of the largest department store operators in the U.S. ‒ As of October 31, 2017, the Company had 260 stores in 24 states, and four distribution centers (1) o Includes 4 clearance centers and 9 furniture galleries ‒ Operates under seven nameplates: Bergner’s, Bon - Ton, Carson’s, Elder - Beerman, Herberger’s, Boston Store, and Younkers BUSINESS OVERVIEW ($ in mm) > Bon - Ton has a strong foundation of assets that have proven to be valuable in the past and will be leveraged by the new business plan > Bon - Ton has detailed a comprehensive set of initiatives for long - term growth > Business plan includes initiatives such as merchandise optimization (including private label brands growth), e - Commerce growth, marketing spend refinement and store portfolio transformation to help drive sales and margin growth FINANCIAL OVERVIEW $109 $116 $100 $123 $164 $184 4.0% 4.5% 4.0% 5.3% 6.7% 7.1% 3% 4% 5% 6% 7% 8% 9% 10% 0 50 100 150 $200 FY '15 FY '16 FY '17E FY '18E FY '19E FY '20E Adjusted EBITDA (LHS) EBITDA Margin (RHS) (2)

Confidential 7 II. Investment Highlights Confidential

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Key Investment Highlights 8 Core Business 1. Leading hometown retailer that caters to local customers and connects with the community 2. Omnichannel business with strong capabilities and a healthy trajectory of growth 3. Established, loyal customer base with significant penetration in its private label credit card 4. Diversified , supportive vendor base giving access to leading national brands and unique products 5. Experienced, fresh m anagement team to successfully implement key strategic initiatives Key Strategic Initiatives 1. Merchandise optimization 2. e - Commerce growth 3. Marketing spend refinement 4. Store portfolio transformation 1 2 3 4 1 2 3 4 5

Confidential A. Core Business 9

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 10 Bon - Ton is the leading hometown department store retailer. Bon - Ton provides a customized offering of national brands and local brands in both flagship and local stores. Bon - Ton provides a unique, localized offering (~20% of assortment) to its customers in both flagship and local markets, serving as a key retailer of national brands in many markets > Bon - Ton carries a customized selection of better national brands for a broad, diverse customer base ‒ Deep local insights enable the Company to customize the mix of product to satisfy local tastes o Doylestown, PA has a high mix of Calvin Klein and Ralph Lauren as a result of customer preferences > Bon - Ton also carries a carefully crafted selection of localized merchandise ‒ Bon - Ton leverages its private brands and works with national brands to tailor assortments by climate, lifestyle, size and color ‒ Bon - Ton also benefits from strong relationships in the vendor and local communities to form partnerships with emerging brands ‒ Localized merchandise is carefully curated – differentiated products that larger competitors do not carry o Bon - Ton is nimble enough to add unique assortments that can make an impact on sales given the smaller Bon - Ton store size Bon - Ton carefully crafts a merchandise offering that is curated for the local customer > National retailers are not able to customize offerings the same way as Bon - Ton given larger stores and broad footprint Bon - Ton’s stores are sized, staffed and stocked with the specific needs of each market in mind > Local managers know their markets and tailor store presentations Leading Hometown Retailer: Better Brands, Bigger Savings 1

1 Leading Hometown Retailer

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

Leading Hometown Retailer (cont'd)

Bon-Ton is focused on successfully operating both flagship and local market stores by providing unique, localized offerings tailored to regional markets.

Flagship



Evergreen Plaza, Chicago, IL

- Located in large, more urban markets
- ~$23mm of sales on average
- ~147,000 selling sq. ft. average across 19 flagships
  - $159 / sq. ft. of sales on average
- Assortment focused on well balanced, highly competitive mix of lifestyles and price points

Mid-tier[1]



Billings, MT

- Located in smaller markets with less competition
- ~$8mm of sales on average
- ~83,000 selling sq. ft. average across 164 stores; <u>smaller store size allows Bon-Ton to be nimble and efficient with the space versus competitors</u>
  - $101 / sq. ft. of sales on average
- Assortment focused on local market relevance; often skewed toward casual lifestyle

Source: Company.
(1) Represents tiers 2-4 stores.

PJT Partners 11

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 12 Source : Company . Strong Partnerships with Leading and Emerging Brands Bon - Ton partners with both leading national brands and emerging growth partners to drive customer traffic. New 2017 partnership with FAO Schwartz has increased sales and is driving foot traffic to stores > 186 stores Leading Hometown Retailer 1 New partnership with LXR, which sells vintage luxury handbags, has been highly successful and is rolling out to more doors > Currently in 12 stores and on the web, growing to 50 - 100 additional stores in Spring 2018 > Attracts aspirational customers through new product offering Brand Notes Leading National Brands New Brand Partnerships #1 volume brand and key partnership for Bon - Ton, providing aspirational designer product spanning career, casual and active lifestyles > Missy: 78 stores; 17 shop doors, Men’s 44 stores; 12 shop doors, Handbags: 92 stores; 8 shop doors Partnership with Ralph Lauren offers aspirational product that speaks to our customers’ American lifestyle > Chaps: 241 stores; 241 shop doors, Men’s Polo: 88 stores; 66 shop doors, Missy Lauren: 27 stores; 27 shop doors Partnership with Michael Kors positions Bon - Ton as the local headquarters for this modern, designer product > Handbags: 108 stores; 108 shop doors, Missy: 82 stores; 82 shop doors, Men’s: 12 stores; 12 shop doors

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Nameplate Year Established # of Stores States > 1898 > 58 > Maryland, Massachusetts, New Hampshire, New Jersey, New York, Pennsylvania, Vermont, West Virginia > 1854 > 53 > Illinois, Indiana, Michigan > 1856 > 48 > Illinois, Iowa, Michigan, Minnesota, Nebraska, South Dakota, Wisconsin > 1927 > 44 > Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, North Dakota, South Dakota, Utah, Wisconsin, Wyoming > 1883 > 31 > Indiana, Kentucky, Michigan, Ohio, West Virginia, Wisconsin > 1897 > 14 > Wisconsin > 1889 > 12 > Illinois Total > 260 13 Bon - Ton operates seven nameplates with rich histories and significant brand value. Source: Company . Well Recognized Nameplates Leading Hometown Retailer 1

1 Leading Hometown Retailer

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

Geographic Footprint(1)

Bon-Ton has established brands across the Northeast, Midwest and upper Great Plains.


ND
MN
MT
SD
WI
MI
ID
WY
NE
IA
NY
VT
NH
MA
PA
OH
IN
IL
UT
CO
NJ
WV
MD
KY

- Bon-Ton (58)
- Bergner's (12)
- Boston Store (14)
- Carson's (53)
- Elder-Beerman (31)
- Herberger's (44)
- Younkers (48)
- Distribution Center (3)(1)
- Headquarter (2)
- Omnichannel Fulfillment Center (1)
- Furniture Warehouse (1)

Source: Company.
(1) Includes all stores, distribution centers, warehouses and fulfillment center and headquarters as of Q3 FY2017 including Fairborn, OH distribution center which is planned for closure.

PJT Partners 14

1 Leading Hometown Retailer

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

Regional Market Focus

Bon-Ton's 260 stores have some competitors within 5 miles[1], but overlap with any one retailer is relatively limited. Bon-Ton continues to benefit from competitor[2] store closures.


Number of Competitors in Market
0 to 3
74%
0 to 2
52%
0 to 1
31%
0
9%
0%
20%
40%
60%
80%
100%
% of Store Locations[3]

Advantages Today

- Bon-Ton has built a core competency of running profitable stores in underpenetrated markets
- Given smaller store footprints, local engagement and market insights, Bon-Ton capitalizes on underpenetrated markets

Well Positioned for Future

- Bon-Ton is well-positioned to increase its market share as competitors realign their footprint, especially in markets in which Bon-Ton operates
- Bon-Ton has seen significant improvement in these markets and expects these trends to continue

Source: Company.
(1) Market is defined as any competitors' store within a 5 mile radius of a Bon-Ton location.
(2) Competitors include JCPenney, Kohl's, Macy's, Dillard's and Sears.
(3) Does not include clearance centers and furniture galleries.

PJT Partners 15

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision (7%) +5% (2%) +16% 9% (8%) (6%) (4%) (2%) – 2% 4% 6% 8% 10% Fifteen Bon - Ton store locations positively benefited from a competitor’s store closings in 2016 and 2017, demonstrating the strength of the leading hometown retailer. Source: Company . (1) Represents one competitor’s closings. Competitor Store Closings 16 Leading Hometown Retailer 1 COMPARABLE SALES GROWTH % SEASON - TO - DATE (STD) (1) When competitor locations close, the local Bon - Ton stores benefit > Fifteen Bon - Ton stores have recently benefited from a competitor’s store closings in their markets ‒ Comparable sales at these stores closed in 2016 and 2017 are performing 5% and 16% better than the fleet excluding 9 closures In some cases, Bon - Ton can move into previous competitor locations and experience significant growth > Two Bon - Ton stores (Elmira and La Crosse) relocated to previous Macy’s locations and experienced greater comparable sales growth ‒ La Crosse and Elmira STD comparable store sales are +39 % and +56 % respectively (see page 50) B&M excluding Competitor Closures 2016 Closings 2017 Closings Net Comp Growth to B&M Comp Sales

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision > In 2014, Company invested ~$37mm in a dedicated fulfillment center located in West Jefferson, OH ‒ 743,000 square foot direct - to - consumer leased facility, opened in 2015 > e - Commerce KPIs continue to be very healthy ‒ Conversion: 3.7% ‒ Average order value (“AOV”): $85 ‒ Traffic: ~100mm visits annually > New SVP of Logistics was hired in 2016 bringing significant omnichannel management experience ‒ Business has seen continued results from new management initiatives > Management has a clear path forward to continue to grow the omnichannel business ‒ Enhanced productivity at fulfillment center ‒ Growth of mobile platform Bon - Ton’s o mnichannel business has grown by double digits and is a key growth driver going forward. Source: Company and Company B usiness Plan. Omnichannel Business 17 2 PROJECTED OMNICHANNEL SALES (1) ($ in mm) $197 $243 $283 $346 $431 $517 7.3% 9.3% 11.4% 14.9% 17.5% 19.9% – 5.0% 10.0% 15.0% 20.0% 25.0% 0 100 200 300 400 500 $600 FY2015 FY2016 FY2017E FY2018E FY2019E FY2020E Omnichannel Sales % of Total Sales

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 18 Bon - Ton’s omnichannel segment is growing at a rapid pace and is continuing to implement new initiatives and investments to best serve evolving consumer behavior. Website M obile Platform Omnichannel Offering Source: Company. (1) As a % of consumers visiting the website. Growing Omnichannel Business > Expanded assortment includes vendor direct inventory > Accessible on multiple platforms (mobile and tablet) > Simplified navigation ‒ Strong search engine capabilities > Mobile centric on - site search > Store - fill ‒ Ability to fill orders from distribution center as well as from over 150 store locations > Buy Online Pick - up in Store (“BOPIS”) ‒ Drives additional foot traffic and provides opportunity to upsell additional product > Let Us Find It (“LUFI”) ‒ Allows sales associates to find a brand, size or color not available at the store location and ship it Omnichannel Business 2 2013 2014 2015 2016 2017 Q3 % of Traffic (1) 20.4% 26.8% 33.5% 41.3% 47.6% Q1 ‘16 Q2 ‘16 Q3 ‘16 Q4 ‘16 Q1 ‘17 Q2 ‘17 Q3 ‘17 Conversion Rate 1.03% 1.13% 1.26% 2.37% 1.25% 1.60% 1.70%

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Bon - Ton has invested ~$37mm in the West Jefferson fulfilment facility which provides for significant capacity as Bon - Ton continues to grow the e - Commerce platform. Growing Distribution Center Productivity 19 Omnichannel Business 2 KEY BENEFITS > Serves as the primary hub for delivery and shipment of all Bon - Ton online orders > The facility is expected to increase its productivity (1) by 25% this year in part due to operational improvements related to inventory storage Source: Company. (1) Productivity is defined as units processed per hour (“UPH”) per person. WEST JEFFERSON FULFILLMENT FACILITY 2016 VS . 2017 PRODUCTIVITY IMPROVEMENT (1) 27.2 29.4 33.9 31.4 37.0 44.7 0 10 20 30 40 50 Q1 Q2 Q3 2016 UPH 2017 UPH > Existing facility is easily scalable with modest capital improvements

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/20/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

3 Established and Loyal Customer Base

Bon-Ton has built a strong foundation of devoted customers that it connects with through Company-wide initiatives as well as local grassroots efforts.

- Bon-Ton has established a loyal customer base through local community engagement, a rewards program and a private label credit card program
- In focus groups, Bon-Ton consumers routinely cite the value shopping experience in Bon-Ton stores as a key reason for their continued patronage, and Bon-Ton builds on this strength through a number of initiatives:
  - Your Rewards Program: Tiered private label credit card ("PLCC") with penetration of ~57%[1] is meaningfully higher than that of its core competitors
    - ~3mm active users
  - LoveStyle Rewards: A rewards programs offered to customers who do not use the proprietary card; available in-store and on-line
    - ~750K members
  - Marketing Platform: Exclusive events to target PLCC customers in order to increase loyalty / retention
    - First event in December 2016, with subsequent events in April, September, October and November 2017
    - Company research indicates a ~5% increase in PLCC customers' post-event spending behavior

KEY STRATEGIC BENEFITS

- Bon-Ton leverages its robust and growing loyalty program to increase sales by:
  - Improving effective communication with the customers allowing for strategic tailoring of product and discount offerings
  - Increasing number of cross-channel customers (in-store and online purchasers) who typically spend a greater amount than customers who do not
  - Continuing to gather both Your Rewards and LoveStyle Rewards data points, leveraging analytics to develop better pricing strategies, product offerings, and localized marketing

Source: Company and public filings.
(1) As of FY2017 Q3 YTD.

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Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Loyalty Programs: Benefits & Sales Overview 21 Promotional events Programs > Three tiered private label credit card rewards program > Customers receive $20 Your Rewards Cards for every $200 purchased (1) > Elite and VIP cardholders receive free online shipping > Cards can be combined and used on products in - store and online > ~3mm active users (2) > Loyalty program designed for customers who prefer to use payment methods other than Bon - Ton’s private label credit card > Customers receive $10 StyleReward Cards for every $200 purchased (1) > Cards can be combined and used on products in - store and online > ~750K members > Bon - Ton offers a number of popular promotional sales events including: ‒ Goodwill Event: Coupon event without exclusions occurring twice a year ‒ VIP Event: Invitation only event for VIP level customers ‒ Other events include Black Friday, Community Days, and Friends & Family sales Benefits > Creates important actionable data that can be used to track consumer preference > The Company receives royalties based on a percentage of credit card sales and outstanding credit balances > Incentivizes customers to shop more often > Tiered model gives Bon - Ton better understanding of customer demand > Creates important actionable data that can be used to track consumer preference > Rewards first time customers, increasing brand loyalty > Incentivizes customers to shop more often > Appeals to consumers whose buying decisions are driven by promotions > Goodwill Event viewed as a benefit to the community, increasing hometown appreciation of Bon - Ton Bon - Ton’s loyalty programs and promotional events provide benefits to both the company and its customers, fostering customer loyalty while offering rewards. Established and Loyal Customer Base 3 Signature Level ($0 - $499 annual spend) Elite Level ($500 - $1,499 annual spend) VIP Level ($1,500+ annual spend) First level > Second level ‒ Third level o Fourth level - Fifth level Source: C ompany. (1) Certain exclusions apply. (2) As of August 2017 .

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Source: Company . (1) Signature, Elite and VIP represent PLCC tiers for customers spending $0 - $499, $500 - $1,499, $1,500 or more per year, respect ively. Loyalty Programs: Benefits & Sales Overview 22 P rivate label credit card penetration has increased over time and customers are continuing to migrate from Signature to Elite and VIP by spending more per year. First level > Second level ‒ Third level o Fourth level - Fifth level Established and Loyal Customer Base 3 $1,353 $1,412 $1,412 $1,449 $1,508 $1,547 $976 43% 45% 47% 49% 51% 55% 57% 40% 45% 50% 55% 60% 0 400 800 1,200 $1,600 2011 2012 2013 2014 2015 2016 2017 Q3 YTD PLCC Sales (LHS) PLCC Sales % of Total Sales (RHS) PRIVATE LABEL CREDIT CARD PENETRATION ($ in mm) "YOUR REWARDS" CARDHOLDER GROWTH FROM SIGNATURE INTO ELITE AND V IP (IN MM) (1) 74% 73% 72% 72% 22% 22% 23% 23% 4% 4% 5% 5% 3.2 3.2 3.2 3.2 – 1.00 2.00 3.00 4.00 2013 2014 2015 2016 Signature Elite VIP

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 23 Bon - Ton is an important distribution channel for leading merchandise vendors to reach their target customers, due to its scale, geographic footprint and market position. OVERVIEW MERCHANDISE CATEGORIES > As the hometown retailer, customers look to Bon - Ton to provide them with world class brands across a wide range of categories > Vendors value their relationship with Bon - Ton as the Company drives a meaningful amount of their sales > The current vendor mix includes over 2,000 brands, with the top 100 driving over 70% of sales Diversified Vendor Base 4 TOP MERCHANDISE BRANDS 24% 17% 14% 12% 10% 9% 7% 4% 3% 0% Women's Apparel Home Cosmetics Men's Apparel Accessories Footwear Children's Apparel Intimate Apparel Young Contemporary Apparel Other

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision (1) Years since most recently joined. Bon - Ton has a deep management team that can leverage over 212 years of collective experience to successfully implement the key initiatives. Experienced Fresh Management Team 24 5 Name / Title Years with Bon - Ton (1) Total Experien ce Experience Bill Tracy President and Chief Executive Officer 2 Years 41 Years • Previously Chief Operating Officer of the Company and EVP of Supply Chain, Logistics, Omnichannel Fulfillment and Global Sourcing of Hudson’s Bay • Held other leadership positions at Fortunoff, Nine West, Lord & Taylor and Abraham & Straus Nancy Walsh EVP, Chief Financial Officer 2 Years 35 Years • Previously SVP of Finance at Coach • Held other leadership positions at Viacom and Timberland Chad Stauffer President and Chief Merchandising Officer 3 Years 25 Years • Previously SVP of General Merchandise Manager of Center Core and Children’s • Held other leadership positions at Belk, Kohl’s, JCPenney, Sports Authority and May

5 Experienced Fresh Management Team

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

Management Team with a Deep Bench of Talent

Bon-Ton has a deep management team that can leverage over 212 years of collective experience to successfully implement the key initiatives.

	Name / Title	Years with Bon-Ton	Total Experien ce	Experience
	**Stephen Byers** *EVP, Stores, Visual & Loss Prevention*	13 Years	42 Years	• Previously Vice Chairman of Store, Distribution, Real Estate and Construction • Held other leadership positions at Kohl's, Sears, May, Federated Stores
	**Norm Veit** *EVP, Chief Information Officer*	1 Year	35 Years	• Previously Chief Information Officer and EVP of Real Estate and Facilities of Nine West • Held other leadership positions at Jones Apparel Group, Ames Department Stores, Fay's, American Stores Company and Acme Markets
	**Chris Black** *SVP, Supply Chain*	2 Years	34 Years	• Previously VP of Retail Distribution, Online Fulfillment, Contact Center Operations of Gap • Held other leadership positions at MicroWarehouse, Technicolor and Walmart

PJT Partners 25

Confidential B. Key Initiatives 26

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 27 Management, along with its advisors, conducted a comprehensive review of the business to identify opportunities to optimize profitability and growth Business review was focused on the following areas, among others: > Merchandising > Marketing > Store footprint and investment opportunities Business plan includes a comprehensive set of strategic initiatives that can be implemented and executed over a 2 - year timeframe through 2019 > Management has already begun implementing some of these changes with impressive results Additional upside opportunities not reflected in the business plan include: > Further expense optimization > Further store footprint rationalization > Additional investment opportunity Management conducted a holistic business review to develop key initiatives, which would position the business for long - term profitable growth. Key Strategic Initiatives: Process

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 28 The Company is focused on the following initiatives: Merchandise Optimization > Assortment optimization ‒ Enhanced tailored assortment and growth of private label > Replenishment optimization to improve in - stock levels > Pricing optimization, including markdown effectiveness improvement e - Commerce > Continue to increase e - Commerce penetration, to become in - line with competitors Marketing Optimization > Optimize marketing spend to increase ROI and EBITDA Store Optimization > Rationalization > Growth investment Key Strategic Initiatives: Overview 1 2 3 4 A B C A B Incremental EBITDA Opportunity through 2020 $94mm $42mm $17mm $22mm

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision $100 $59 $17 $4 $4 ($61) $123 $35 $19 $13 $9 $164 ($35) $4 $6 $9 $184 0 50 100 150 200 $250 29 Source: Company Business Plan. Bon - Ton has collaborated with AlixPartners to identify key strategic initiatives to grow its EBITDA by $ 84mm by the end of 2020, driven by both growth and cost profitability initiatives. Illustrative EBITDA Impact of Key Initiatives ($ in mm) 1 3 2 4 2 4 1 3 2 4

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Assortment Selective breadth Limited depth Pricing Non - differentiated pricing Replenishment Stock outs Static order model Merchandise Optimization Key Issues Solution 30 Private Label Growth Price Optimization Technology Replenishment System Upgrade 1 A B C Invest in Top Sellers and Tailor Regional Assortments 2018 planned IT investment Demonstrated SWAT initiative results

1 Merchandise Optimization

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

A Assortment Optimization: SWAT

Company is undertaking simple, easy-to-implement assortment optimization strategy to drive material sales improvement.

- Bon-Ton developed a SWAT strategy to enhance its product offerings by increasing assortment depth and strategically expanding breadth
  - Recent stock-outs were the catalyst for the Company to develop broader strategies to improve merchandise presentation and clarity
- To prove effectiveness prior to a wider roll-out, the Company revamped its assortment in 10 locations
  - Assortment changes can be achieved without incremental investment by redeploying receipts to more productive inventory
- Bon-Ton was able to implement this plan within 3 weeks
  - Bon-Ton's size allows it to act quickly with its regional teams to meet customer demands
  - Cost of implementation related to staffing and marketing was $1.5mm over 10 stores
  - Annualized incremental EBITDA impact of ~$2mm(1) for 10 SWAT stores before capital investments



Boston Store: *Mayfair, WI*


UNDER ARMOUR

Bon-Ton: *Reading, PA*



Younkers: *Grandville, MI*

(1) According to Q4 FY2017 SWAT estimates.

PJT Partners 31

1 Merchandise Optimization

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

A Assortment Realignment: SWAT

Opportunity exists to realign merchandise assortment to improve sales and profitability.


Bon-Ton will seek to grow both the Core Essentials and WOW Products
WOW (1-3 months)
Latest newness
Bought closer in
Adds wow factor to floors
Creates emotional connection
Grow to 20%
Seasonal Fashion (3–6 months)
Fashion trend product
One or more deliveries
Medium breadth and depth
Targeted markdown cadence
Shrink to 50%
Core Essentials (6+ months)
Best selling products, loyalty drivers
Large investment;
High impact presentations
Competitively priced opinion makers
In-stock by size and color, replenishable
Grow to 30%

Source: Company Business Plan.

PJT Partners 32

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 33 On October 29 th , the Company implemented a merchandise “SWAT” initiative, investing $1.5mm across 10 stores to increase assortment, improve the merchandise presentation and enhance the customer experience. Merchandise Assortment & Presentation Customer Experience Marketing Source: Company . Assortment Optimization Case Study: SWAT Initiatives Merchandise Optimization 1 > Increase inventory depth in core essentials > Strategically expand new categories and brands > Revamp the presentation of each department, creating a ‘Grand Opening’ feel for customers with simpler navigation and a less crowded layout > Allow customers to easily locate desired products > Invest $ 780K in Q4 on tangible improvement to the customer experience ‒ SWAT stores staffed up to 100% on weekends > Additional staff is utilized to greet, engage with and service customers, and maintain high presentation standards ‒ Company research shows that if customers are not greeted, 33% would make a purchase; however, if they are greeted, 47% would make a purchase > Invest $750K in personalized marketing to alert customers to revamp buying experience and enhanced, tailored assortments ‒ Localized direct mail was rolled out on November 12 th ‒ Personalized communications by email and social media also rolled out in mid - November ‒ New marketing is delivering a positive sales impact, as SWAT sales trends continue to strengthen A

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision SWAT STORES (11%) +18% 7% (12%) (7%) (2%) 3% 8% 34 Initial SWAT results show a ~8% improvement relative to Company’s entire fleet of stores, indicating significant opportunity to improve store operations and create value. Source: Company . (1) As of November 25, 2017. Assortment Optimization Case Study: SWAT Results Merchandise Optimization 1 A End of Q3 QTD (1) > Annualized EBITDA impact of ~$2mm for 10 SWAT stores before capital investments of $1.5mm Net Comp Growth to Q3 Comp Sales NON - SWAT STORES (9%) +9% 1% (12%) (7%) (2%) 3% 8% End of Q3 QTD (1) +8%

1 Merchandise Optimization

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/20/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

A Growth of Private Label Brands

Bon-Ton has significant opportunity to grow its private brand penetration, allowing it to further differentiate assortments and expand margins.

PRIVATE BRAND PENETRATION


2020 Goal: 25%
18%
Goal: 40%
29%
46%
52%
Bon-Ton
Macy's
Kohl's
JCP

OBSERVATIONS

> Private label gross margins approximately ~200 bps higher than the rest of the business
  – Can provide ~$4mm in incremental EBITDA by achieving 25% private brand penetration with an opportunity to grow further

Source: Company and Company Business Plan.

PJT Partners 35

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 36 Source: Company. Bon - Ton has growth opportunities with a number of proven private label brands. Private Label Brands Overview Merchandise Optimization 1 A Brand Stores 2016 Sales % Sale s Opportunity 260 $87mm 3.3% > Intensify core essentials and expand to new categories (Home) 260 $68mm 2.6% > Intensify core essentials and expand to new categories (Center Core) 260 $65mm 2.5% > Leverage distinctive lifestyle to grow to #1 private brand across the store 260 $55mm 2.1% > Reposition as “modern value” brand to attract emerging consumers 260 $29mm 1.1% > Capitalize on Active lifestyle to expand assortments; intensify core essentials

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 96% 4% 79% 5% 5% 0% 5% 6% 37 Bon - Ton has a number of well recognized private label brands that it has been able to strategically position to foster customer loyalty using its deep knowledge of regional market tastes. > In 2003, Bon - Ton identified that customers in Midwest markets prefer apparel that matched their casual outdoor lifestyle, a product category that traditional department stores did not carry, resulting in the launch of RuffHewn > RuffHewn started as private label merchandise focused on sportswear, driving a small portion of Bon - Ton’s total sales > Through offering quality products that served a large demographic, the brand developed a loyal following > Pursuant to its objective to meet local customer needs, RuffHewn continued to tailor its assortment and expanded into other departments ‒ Accessories / jewelry, shoes, furnishings, home décor and children's > As of the end of FY 2016, RuffHewn is a top 10 overall seller for Bon - Ton, generating over $64mm in sales RUFFHEWN HISTORICAL SALES Source: Company. Growth of Private Label Brands: RuffHewn Case Study Merchandise Optimization 1 A FY200 5 FY201 6 Total Sales: $17mm Total Sales: $64mm

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision $1,196 $355 $16 $78 2016 Total $ Markdowns 1% Improvement 5% Improvement Pricing and Markdown Optimization 38 Merchandise Optimization 1 Bon - Ton plans to invest $4mm of capex over 2018 and 2019 for merchandise software to optimize markdown pricing. > Non - differentiated pricing across all store locations > High gross markdown rate (60%) due to lack of price optimization technology > Assesses markdowns strategically by region and implements optimization > Expands competitive tracking and pricing practices > Planned $ 4mm capital investment over 2018 and 2019 Current Technology Planned Upgrade Total Opportunity Permanent Markdowns POS Markdowns Potential Increase in EBITDA B $1,551 (1) Source: Company Business Plan. (1) Estimated by multiplying permanent markdown dollar amount ($1,551mm) by markdown percentage improvement. ($ in mm)

1 Merchandise Optimization

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

C Replenishment Optimization

Bon-Ton plans to invest ~$5mm of capex in 2018 for merchandise planning software to optimize replenishment and assortments by door.

Current Technology

> Reactive model that utilizes backward looking technology to replenish when inventory is sold
  - Current replenishment penetration is ~33% of sales and competitive benchmarking indicates normalized levels of ~40% of sales

Planned Upgrade

> Demand driven system that places an emphasis on replenishing core essentials
> Dynamic forecasting and SKU level replenishment
> Leverage selling analytics by store to support assortment localization
> Planned $4.5mm capital investment in 2018

Total Opportunity


($ in mm)
$2,601
$858
$1,742
$15
$30
2016 Total Sales
5% Improvement
10% Improvement
Sales Replenishment Opportunity
Sales Replenishment Penetration
Potential Increase in EBITDA(1)

Source: Company Business Plan.
(1) Estimated by multiplying sales replenishment penetration amount ($858mm) by replenishment penetration improvement percentage and FY2018E gross margin (35.5%).

PJT Partners 39

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Source: Company and Company Business Plan. (1) Represents total omnichannel sales for 2016 - 2020 . eCommerce represented ~97% of total omnichannel sales in FY2015. Historically, the business has been significantly underpenetrated in e - Commerce, representing an immediate opportunity to grow revenue and achieve significant incremental EBITDA. e - Commerce Growth 40 2 IMMEDIATE OPPORTUNITY > Increasing e - Commerce penetration to 20% would provide: ‒ ~$200mm revenue increase ‒ ~$40mm incremental EBITDA > Correcting lack of online assortment can be addressed quickly and with limited investment and is one of the first steps to recapturing lost e - Commerce spend > Industry benchmarking presents an opportunity to achieve increased penetration with an industry peer average for e - Commerce penetration of ~20% - 30% 25% - 30% 20% 12% Bon - Ton FY17E ‘Value’ department store benchmark ‘ Better’ department store benchmark E - COMMERCE REVENUE PENETRATION HISTORICAL PERFORMANCE > Even with suboptimal assortment and platform, Bon - Ton has seen significant growth in e - Commerce > At ~12%, Bon - Ton’s e - Commerce revenue penetration is low, despite strong brand awareness in its key markets and loyal customers $109 $148 $178 $204 $243 $283 $346 $431 $517 3.7% 5.3% 6.4% 7.5% 9.3% 11.4% 14.9% 17.5% 19.9% – 5.0% 10.0% 15.0% 20.0% 25.0% 0 100 200 300 400 500 $600 FY '12 FY '13 FY '14 FY '15 FY '16 FY '17E FY '18E FY '19E FY '20E Total e-Commerce (LHS) % of Total Sales (RHS) ($ in mm) (1)

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Source: Company and Company Business Plan. With the possibility of an additional $40mm of incremental EBITDA due to e - Commerce growth, clear upside exits to growing e - Commerce penetration through low - hanging operational enhancements and increased marketing activity focused on online sales. e - Commerce Growth Strategy 41 e - Commerce Growth 2 ‒ Increase digital marketing spend in order to expand reach to new customers and geographies ‒ Expand assortment breadth leveraging both owned inventory and vendor direct ‒ Enhance site performance and navigation with a focus on enhancing mobile platform capabilities ‒ Re - define e - Commerce process by focusing on bottlenecks ‒ Benchmark business against key competitors to enhance customer experience ‒ Leverage cross channel promotions to improve customer retention 1 2 5 4 3 GO FORWARD STRATEGY INCLUDES: 6

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 42 The revamped marketing strategy focuses on eliminating unprofitable direct mail, while partially reallocating incremental savings to invest in more profitable channels . > Company historically spent over 40% of their marketing budget on direct mail, representing the largest opportunity for immediate savings > Reduce unprofitable direct m ail spend defined as cost in excess of incremental identifiable gross margin dollars ‒ ~$13mm in savings > Additional savings of ~$2mm by eliminating unprofitable run of paper (“ROP”) advertisements and print - inserts > Reinvest ~$4mm of the marketing spend saving into: ‒ Social media ‒ Search engine optimization ‒ Radio > Bank the remaining investment savings since further investments in these channels may not be profitable due to diminishing returns > Enhance email marketing efforts to increase click through rates ‒ Target segments of customers ‒ Connect customers with local stores ‒ Personalize content > Improved strategy for Display ‒ Continued shift from Conversant to Criteo ‒ Differentiated bidding and frequency cap treatments for web visitors depending on depth of interaction with website (i.e.: multiple page viewer vs. cart abandoner) > Evaluate opportunities to invest in marketing tools such as CRM, personalization and Product Feed Management and Financial Systems Source: Company Business Plan. Marketing Spend Refinement 3 Eliminate unprofitable marketing spend Investment in profitable marketing channels Optimize existing spend and marketing tactics

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision $71 $2 $35 $3 $9 $2 $5 $3 $27 $14 $58 $2 $33 $4 $12 $3 $5 $3 $27 $14 0 10 20 30 40 50 60 70 $80 Marketing Spend, in $mm 2017 Baseline 2018 Estimate Source: Company Business Plan. Opportunity to reduce marketing spend by ~$11mm, primarily driven by a reduction in direct mail, and rebalance the marketing mix with incremental investment in search and social media. Marketing Spend Optimization Forecast 43 Eliminate unprofitable direct mailers Focus on aligning with best practices across search engine marketing, paid search and Google Shopping Marketing Spend Refinement 3 $15.5mm in savings $4.8mm reinvestment $10.7mm net savings = +

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision > CRM system will support more automated and efficient approach to customer segmentation and personalization process > The system links data from various servers, creating a usable system to drive user personalization > The holistic business philosophy focuses on the management of customer data and the corresponding improvement of data analytics in order to: ‒ Tailor customer engagement campaign ‒ Improve interaction between sales associates and customers ‒ Better design loyalty and rewards program offers to customers’ preferences > This more tailored customer experience will improve sales and overall customer loyalty 44 CRM Investment Opportunity A $4mm investment in Customer Relationship Management ("CRM") allows the Company to monetize its data through user personalization and generate significant higher sales. CHART TITLE (Units) TAILORED ENGAGEMENT CAMPAIGN 3 Marketing Spend Refinement

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Store Investment 45 Bon - Ton’s store portfolio is well positioned across the Northeast, Midwest and Upper Great Plains; however, there are further opportunities to rationalize its footprint and make strategic investments. Store Portfolio Transformation 4 Bon - Ton has performed a detailed analysis using financial and economic factors to evaluate its entire fleet of stores and assess opportunities to rationalize its footprint Analyses indicate that the store portfolio contains a sizeable portion of stores across all markets that contribute minimal value while requiring management time and maintenance capex > These stores require an investment of working capital and management attention away from more profitable locations > Store closures will result in a positive impact to EBITDA Investments in stores through capex are important for the business to realize its full potential > Focus of store related capex is to drive meaningful change that enhances in - store customer experience Store investment strategy is comprised of three facets: > Investment in new stores, potentially at closed competitors’ locations > Remodeling Center C ore to enable open sell cosmetics, shoes, fine jewelry, handbags and accessories > Partnerships with vendors to develop shops in key doors Store Rationalization A B

4 Store Portfolio Transformation

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

A Store Portfolio Rationalization Process

Bon-Ton has performed a comprehensive analysis of its store fleet to determine a realistic go-forward footprint. The store rationalization will increase EBITDA by $3.5mm and will aid business plan initiatives by streamlining business and refocusing management time.


Approach
Preliminary View
EBITDA Impact

- Approximately 100 of the lowest performing stores were selected for detailed analysis of financial and economic factors
- Considerations included multiple factors, including continuing decline in financial metrics, mall grade and traffic trends

- After a detailed holistic review, stores selected for rationalization are located across several markets and nameplates
  - 42 stores to be closed
  - 3 stores (including 1 clearance center) to be sold
- There are an additional 20+ stores that should be considered for inclusion on a 'Watch List' to actively monitor

- Benefits of store closures
  - Annual benefit of $3.5mm
    - Remove $2mm of negative EBITDA from stores
    - Eliminate $1.5mm (net basis) of Fairborn distribution center costs through closure of facility and lease termination
  - One time benefit of $1.8mm
    - Transfer inventory to better performing stores
- With a smaller store footprint, management can refocus time on higher performing stores

Source: Company Business Plan.

PJT Partners 46

4 Store Portfolio Transformation

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

B Store Investment Opportunity

Bon-Ton plans to strategically invest in underserved markets while capitalizing on competitors' store closures.

Bon-Ton has identified underserved markets in which it desires to establish or increase its own footprint through relocation into a new store or a competitor's closed store

> These are markets where Bon-Ton has brand recognition and local knowledge of the consumers

> Focus will remain on underpenetrated markets

Three primary criteria are utilized to determine if the Company will relocate into a more desirable location

> Superior location (front and center in a mall) will drive increased foot traffic

> Larger square footage will allow Bon-Ton to open additional high margin, high revenue departments such as fine jewelry and furniture, resulting in an opportunity to capture higher market share

> Opportunity to expand merchandising and brand diversity

From 2018 through 2020, the Company has identified opportunities to open 14 locations

> Incremental EBITDA of $1.4mm per store after a ~$3mm investment per store(1)

  – Opportunity for additional savings when landlords contribute as they did with Bon-Ton's recent La Crosse expansion

(1) Net of $1mm contribution from landlords.

PJT Partners 47

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Bon - Ton recently benefitted from two competitor store closures by moving to a location that was larger and more prominently situated than the existing Bon - Ton stores. Source: Company . (1) Net relative to the entire B&M store base excluding competitor’s closings. Capitalizing on Market Opportunities: Case Studies 48 (7%) 39% 57% (10.0%) – 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% COMPARABLE SALES GROWTH % STD Store Portfolio Transformation 4 B La Crosse, WI Re - Opening Elmira, NY Re - Opening > Bon - Ton store moved from its 75,000 sq. ft. store into a front and center 119,000 sq. ft. previous Macy’s store on September 13, 2017 > To encourage the move to a larger space, the landlord provided $3mm in capital support ‒ Bon - Ton made significant investment in fixtures before moving into space > Season - to - date same store sales up 39% > Herberger’s moved from its 41,000 sq. ft. store into a front and center 108,000 sq. ft. previous Macy’s store on September 13, 2017 > Bon - Ton invested $1.5mm of capital ‒ Required carpeting and other minor cosmetic changes > Season - to - date same store sales up 57% B&M excluding Competitor Closures Elmira (1) La Crosse (1)

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Herberger’s successfully expanded its previous location in La Crosse, WI with only a $1.5mm capital investment. La Crosse, WI Re - Opening in Previous Competitor’s Space 49 Store Portfolio Transformation 4 B

Confidential 50 III. Company Overview Confidential

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Bon - Ton’s Headquarters and Distribution Centers 51 MILWAUKEE HEADQUARTERS Bon - Ton has a corporate headquarters in Milwaukee, Wisconsin and York, Pennsylvania as well as distribution centers in Rockford, Illinois and Whitehall, Pennsylvania. > Serves as the central location for the company’s merchandizing and marketing efforts > Landlord investing in a remodel > Leased property ROCKFORD DISTRIBUTION CENTER > Serves as one of two central hubs for inventory distribution (except Furniture & Mattresses) > 520K square feet > Owned property YORK HEADQUARTERS > The majority of Bon - ton’s administrative and sale support functions take place out of the York location > 100K square feet > Leased property WHITEHALL DISTRIBUTION CENTER > Serves as one of two central hubs for inventory distribution (including Furniture & Mattresses) > 399K square feet > Leased property > Serves as the exclusive Furniture & Mattress hub > Leased property WEST JEFFERSON FULFILLMENT FACILITY > Serves as the omnichannel fulfillment facility > Leased property NAPERVILLE WAREHOUSE

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

Store Portfolio

Bon-Ton has a diverse fleet of stores in various geographies under different nameplates across the US.

($ in mm)

Classification	# of Stores	2017 B&M Sales	YoY % Change	2017 Sales / Store	Inventory / Store	Avg. Selling Sq. Ft. (000s)
Tiers:						
Tier 1	19	$441	(8%)	$23	$15	147
Tier 2	43	534	(7%)	12	8	105
Tier 3	49	413	(10%)	8	6	89
Tier 4	72	425	(9%)	6	4	66
Tier 5	37	163	(9%)	4	3	53
Tier 6	26	101	(9%)	4	3	46
Clearance / Furniture	14	69	(2%)	5	2	43
Total	**260**	**$2,146**	**(8%)**	**$8**	**6**	**78**
Nameplates:						
Bon-Ton	58	366	(9%)	$6	$5	72
Carson's	53	550	(11%)	10	7	87
Younkers	48	408	(11%)	9	6	79
Herberger's	44	359	(10%)	8	6	64
Elder-Beerman	31	181	(10%)	6	4	68
Boston Store	14	171	(14%)	12	8	102
Bergner's	12	111	(11%)	9	7	102
Total	**260**	**$2,146**	**(11%)**	**$8**	**$6**	**78**

Bon-Ton utilizes a two-step approach to tier its stores with the objective to provide a consistent customer experience across tiers

1. Volume / Customer demographics – with the objective to group the stores to have a consistent product mix in each of the stores in the tier based on their similar customer preferences
   - Analyze volume by category and classification
   - Rate the store by propensity to sell leading national brands throughout apparel and accessories
   - Assess penetration of regular status sales relative to clearance sales
2. Square footage – with the objective to optimize the sales and margin per square foot in each store
   - Utilize store groupings based on sales / customer demographics and refine them based on the physical footprint of each store
   - Adjust the store tiers to ensure that the Company covers the customers buying expectations while balancing the square footage constraints

Source: Company.

PJT Partners 52

Confidential 53 IV. Business Plan Confidential

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

Business Plan Key Assumptions

The business plan is based upon the following assumptions.

A — Sales

Bricks and mortar sales declines moderate in 2018, while omnichannel continues to grow in the double digits

	2017	2018	2019	2020
B&M SSS Growth %	(7.0%)	(0.7%)	0.8%	0.3%
Omnichannel SSS Growth %	15.1%	23.6%	24.6%	20.0%

B — Gross Margin

Gross margin is relatively flat after growth in 2018. The margin in both channels increases steadily, but the growth of the lower margin omnichannel business impacts the mix and offsets these benefits

	2017	2018	2019	2020
Gross Margin %	34.8%	35.5%	35.8%	35.4%

C — SG&A

SG&A as a percent of sales is projected to decline from ~34% to ~31.5%

> Lower store payroll and rent due to select store closures

> Lower advertising expense through marketing spend optimization

D — Capital Expenditures

Capex investments of ~$40-50mm per year, includes new and remodeled stores and IT investments

> Merchandise planning / markdown optimization

> Omnichannel

PJT Partners 54

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 55 Source: Company Business Plan. Business Plan Financial Summary Business Plan Financial Summary ($ in mm) FY2017 FY2018 FY2019 FY2020 Sales: B&M $2,192 $1,976 $2,030 $2,081 SSS Growth % (7.0%) (0.7%) 0.8% 0.3% Omnichannel 283 346 431 517 SSS Growth % 15.1% 23.6% 24.6% 20.0% Penetration % 11.4% 14.9% 17.5% 19.9% Total Sales $2,475 $2,321 $2,461 $2,597 SSS Growth % (4.9%) 2.2% 4.3% 3.8% Other Income 79 72 78 83 Total Revenue $2,555 $2,394 $2,539 $2,681 Gross Profit B&M 808 753 791 811 Gross Margin % 36.8% 38.1% 38.9% 39.0% Omnichannel 54 71 90 109 Gross Margin % 19.0% 20.4% 20.9% 21.0% Total Gross Profit $861 $824 $881 $919 Gross Margin % 34.8% 35.5% 35.8% 35.4% Total SG&A 840 774 794 819 % of Sales 34.0% 33.3% 32.3% 31.5% EBITDA $100 $123 $164 $184 EBITDA Margin % 4.0% 5.3% 6.7% 7.1% Capital Expenditures 31 51 42 52 EBITDA - CapEx $69 $72 $122 $132

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision $2,475 $2,253 ($6) ($193) ($24) 2,200 2,300 2,400 $2,500 2017 Forecast Sales 2017 Store Closures Less: 2018 Store Closures Less: 53rd Week & Non-Recurring 2017 Baseline Sales 56 Source: Company Business Plan. (1) Represents FY2018 Store Transformation Plan. Due to store closures and the 53 rd week in January 2018, the run - rate baseline sales is $222mm lower than FY 2017 sales. Sales: 2017 Baseline ($ in mm) A (1)

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision $2,253 $2,321 $2,461 ($120) $170 $19 ($64) $158 $45 2,000 2,100 2,200 2,300 2,400 $2,500 2017 Baseline Less: Industry Trends / Inflation Plus: Merch. & Marketing Initiatives Plus: New Stores & Remodels 2018 Baseline Less: Industry Trends / Inflation Plus: Merch. & Marketing Initiatives Plus: New Stores & Remodels 2019 Baseline Source: Company Business Plan . Sales: 2018 and 2019 Bridge 57 ($ in mm) A

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Source: Company Business Plan . Gross margin improvement is driven by an increase in both B&M and omnichannel margins. Gross Margin 58 B 36.8% 38.1% 38.9% 39.0% 19.0% 20.4% 20.9% 21.0% 34.8% 35.5% 35.8% 35.4% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2017 2018 2019 2020 B&M Gross Margin Omnichannel Gross Margin Total Gross Margin

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision SG&A as a percent of sales is projected to decline from ~34% to ~31.5% > Store Payroll : Decrease due to store closures, although a $12mm investment in additional annual labor will support an exceptional customer experience > Corporate Payroll : Decrease due to annualized cost reductions > Rent : Decrease due to store closures > Advertising : Decrease due to reallocation of spend to higher productivity media channels and a smaller store footprint > Other : Decrease due to productivity improvements Source: Company Business Plan. Bon - Ton is continuing to implement targeted SG&A reductions to increase EBITDA and cash flow. SG&A 59 SG&A Detail ($ in mm) Expense Type FY2015 FY2016 FY2017E FY2018E FY2019E FY2020E Store Payroll 289 282 259 240 249 259 Corporate Payroll 90 86 85 84 85 87 Rent 98 94 97 75 77 80 Advertising 137 148 150 133 141 144 Other 291 272 249 242 242 249 Total SG&A $906 $881 $840 $774 $794 $819 % of Sales 33.3% 33.9% 34.0% 33.3% 32.3% 31.5% C

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 60 Bon - Ton plans to invest in store improvements and merchandising IT systems including omnichannel that drive productivity. Store Capex Business plan contemplates 14 new store openings over a 3 year period, to expand and improve the Company’s footprint > Number of Stores: 4, 5, and 4 in 2018, 2019, and 2020, respectively > Capex for each store is approximately $3mm (1) ‒ Four wall EBITDA for each store expected to be $1.4mm per year Center core remodels of $5mm per year Investment of $4mm per year to augment vendor shops in key doors IT Capex > Omnichannel IT investments of ~$ 17mm over 2018, 2019 and 2020 > Merchandise investment of $13mm ‒ Planning / replenishment investment of $4.5mm in 2018 ‒ Markdown optimization investment of $3.0mm 2018 ‒ PLM system replacement of $1.0mm in 2019 ‒ CRM and related systems of $4.5mm in 2018 and 2019 > Store IT investment for POS system of $9mm in 2020 Source: Company Business Plan. (1) Net of $ 3mm contribution from landlords . Capital Expenditures D

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Source: Company Business Plan. (1) Includes Logistics, Stores, Finance / Admin and IT. The business plan includes ~$40 - 50mm per year of annual capital expenditures to support growth. Capital Expenditures Budget 61 D ($ in mm) Category 2016 2017 2018 2019 2020 Store Ops Store Relocations, Expansions and Remodels $8.3 $16.0 $18.8 $18.8 New Stores N/A 11.0 13.8 13.8 Center Core Remodel N/A 5.0 5.0 5.0 Vendor Shops 4.9 4.0 4.0 4.0 Visual 1.0 1.1 0.7 0.7 Total Store Ops $14.1 $21.1 $23.5 $23.5 IT Core IT (1) 4.4 4.0 11.9 Merchandise Planning / Markdown Optimization 7.5 1.0 – Omni-Channel 5.4 5.3 6.0 Marketing 4.2 0.2 2.0 Total IT $10.0 $21.5 $10.5 $19.9 Other Maintenance / Repair (capitalized portion) 5.6 6.0 6.0 6.0 Logistics 0.8 2.0 2.0 2.0 Loss Prevention 0.3 0.3 0.3 Total Other $6.4 $8.3 $8.3 $8.3 Total CapEx Investment $53.9 $30.5 $50.9 $42.3 $51.7

Confidential 62 V. Appendix Confidential

Confidential A. Case Study Results 63

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Store Name Tier QTD Comp Sales Q3 Comp Sales QTD Comp Sales Growth from Q3 Mayfair, WI 1 11% (15%) 26% Park City, PA 1 11% (11%) 22% Beavercreek, OH 2 2% (9%) 11% Edens, IL 2 3% (13%) 16% Grandville, MI 2 7% (15%) 22% Reading, PA 2 6% (11%) 17% Huber Heights, OH 3 5% (5%) 9% Springfield, IL 3 3% (5%) 8% Kettering, OH 4 10% (6%) 16% Muncie, IN 4 8% (4%) 11% Total SWAT Stores 7% (11%) 18% Total Non-SWAT Stores 1% (9%) 9% SWAT Same Store Sales Improvement 6% 8% 64 Initial SWAT results show a ~8% lift in performance vs. non - SWAT stores, relative to Q3 trends – indicating significant opportunity to improve comp sales and create value. Source: Company . (1) As of November 25, 2017. Assortment Optimization Case Study: SWAT Results

Confidential B. Additional Company Information 65

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Capital Structure Overview Capital Structure (as of 10/28/17) Interest Security ($ in mm) Maturity Rate Principal (3) $730mm ABL Tranche A Revolver (1)(2) Apr-22 L+200 $515 ABL Tranche A-1 Term Loan Mar-21 L+950 150 Total First Lien Debt $665 Second Lien Senior Secured Notes Jun-21 8.00% 350 Total Secured Debt $1,015 Capital and Financing Lease Obligations 136 Total Debt $1,150 Less: Cash (7) Net Debt $1,143 66 (1) Matures on earlier of stated maturity and maturity of Tranche A - 1. Springing Maturity 60 days prior to any senior note debt maturity as well . (2) Drawn ABL balance excludes ~$ 46mm of LCs. (3) Principal shown is not net of fees and OID.

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

Illustrative Liquidation

ILLUSTRATIVE LIQUIDATION (LIQUIDITY FORECAST AS OF 12/28/17)

	1/ 13/ 2018	Recovery (%)		Recovery ($)	
($ in millions)	Est. Book Value	Low	High	Low	High
Net Eligible Inventory	$623	92.8%[1]	92.8%[1]	$578	$578
Eligible Credit Card Receivables	17	100.0%	100.0%	17	17
Total Appraised Real Estate	123[2]	?	?	?	?
FF&E	102	5.0%	10.0%	5	10
Intellectual Property (Trade Names)	48[3]	25.0%	50.0%	12	24
Leases				–	–
Illustrative Collateral Value	**$912**			**$612**	**$629**
Tranche A Drawn Balance	(355)			(355)	(355)
Trade LCs	(21)			(21)	(21)
Standby LCs	(6)			(6)	(6)
Tranche A-1 Balance	(150)			(150)	(150)
ABL Utilized	**($531)**			**($531)**	**($531)**
Residual Value before Liquidation Costs & Other Claims				**$81**	**$98**
Wind Down Costs				(104)	(104)
Tranche A Prepayment Fee[4]				(7)	(7)
Tranche A-1 Prepayment Fee[5]				(13)	(13)
503(b)(9) Claims				(20)	(10)
Other Admin & Priority Claims				TBD	TBD
Illustrative Residual Value				**($64)**	**($37)**

(1) NOLV% per Tiger appraisal from October 2017.
(2) Appraisals from January 2017 – July 2017.
(3) Appraised value as of January 28, 2017.
(4) Represents 1% prepayment of total commitments for Tranche A.
(5) Represents Tranche A-1 make whole, which is one-year of interest less cash interest paid from the sixth amendment closing date through January 15, 2018.

PJT Partners 1

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Project Fashionable ILLUSTRATIVE TRANSACTION PROPOSAL January 3, 2018

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 1 PJT Partners (“PJT”) has analyzed potential transactions for the Second Lien Secured Notes (“2L Notes”) of the Bon - Ton Stores, Inc. (“Bon - Ton” or “Company”) to convert the 2L Notes to equity and provide a new money investment. Bon - Ton would like to right - size the capital structure to allow the business to achieve the forecast To maximize the going concern value, the Company seeks to equitize the 2L Notes and raise a new money investment to fund the business Out - of - court solution may be the least expensive option, but we have also developed an in - court alternative > Several important considerations, among others, should be considered when evaluating how to proceed ‒ Taxes ‒ Leases ‒ Liquidity “Ask” developed to maintain 30% ABL excess availability, but sensitivities on the following page show investment required to maintain a lower minimum excess availability > Scenarios assume no change to existing ABL interest rate > No impact modeled for potential DIP financing costs or further vendor tightening beyond forecast Note: Does not reflect income tax consequences of the contemplated transactions . Executive Summary

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision > Analysis compares the status quo capital structure to in - court and out - of - court scenarios > Scenarios focus on maintaining 30% minimum availability to ensure adequate liquidity in both out - of - court and in - court scenarios (see page 6) We developed 3 scenarios based upon different capital structure alternatives > Assumes no material compromise of unsecured obligations in court other than leases Note: Excludes any potential incremental DIP financing costs. Note: Does not reflect income tax consequences of the contemplated transactions . 30% Excess Availability Scenarios 2 1 Scenario Forecast Ch. 11 Dec. Coupon 2L Notes New Money Status Quo Business Plan No Paid Remain Outstanding - 2L Equitization Business Plan No Not Paid Equitize $41mm 2L Equitization Business Plan Yes Not Paid Equitize $81mm 2 3

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Out - of - Court Terms In - Court Terms New Money Investment > $41mm for [TBD]% of equity > $81mm for [TBD]% of equity Use of Proceeds > Tranche A paydown ($21mm) > Fees and expenses ($20mm) (1) > Assumes no prepayment fees (2) > Tranche A paydown ($21mm) > Fees and expenses ($40mm) (1) > Tranche A and A - 1 prepayment fees (3) ($20mm) Treatment of Debt ABL Tranche A > $21mm paydown > Reinstated with same terms otherwise > $21mm paydown > Reinstated with same terms otherwise ABL Tranche A - 1 > Reinstated with same terms > Reinstated with same terms 2L Notes > Equitized into [TBD ] % of Company, subject to dilution from General Unsecured Claims and MIP > Equitized into [TBD]% of Company, subject to dilution from General Unsecured Claims and MIP Recovery to General Unsecured Claims > TBD > TBD Recovery to Existing Equity > Warrants struck at par plus accrued and de minimis stub equity (4) > Warrants struck at par plus accrued MIP > TBD > TBD Governance > TBD > TBD Note: Does not reflect income tax consequences of the contemplated transactions . (1) Illustrative estimates. (2) Assumes ABL Amendment. (3) Includes 1% prepayment of total commitments for Tranche A and Tranche A - 1 make whole, which is one - year of interest less accrued cash interest from the sixth amendment closing date through 1/15/18. (4) Necessary due to transaction mechanics. Illustrative 2L Term Sheet 3

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision ($ in mm) Sources Uses EBITDA New Money $81 100% Tranche A Paydown $21 Fees and Expenses 40 Tranche A Prepayment Fee 7 Tranche A-1 Prepayment Fee 13 Other [TBD] Total $81 100% Total $81 Leverage x EBITDA '17E '18E Implied Leverage 4.7x 3.2x 4 Note: Does not reflect income tax consequences of the contemplated transactions . (1) Illustrative estimates. Sources & Uses and Capitalization ($ in mm) Sources Uses EBITDA New Money $41 100% Tranche A Paydown $21 Fees and Expenses 20 Tranche A Prepayment Fee – Tranche A-1 Prepayment Fee – Other [TBD] Total $41 100% Total $41 Leverage x EBITDA '17E '18E Implied Leverage 4.7x 3.2x Out - of - Court (1) 3 2 In - Court (1) $60mm of cost represents $40mm incremental out - of - court

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 5 Note: Does not reflect income tax consequences of the contemplated transactions . (1) Matures on earlier of stated maturity and maturity of Tranche A - 1. Springing Maturity 60 days prior to any senior note debt maturity as well . Pro Forma Capital Structure Pre-Transaction (1/31/18) Pro Forma Interest Security ($ in mm) Maturity Rate Principal Adjustments Principal $730mm ABL Tranche A Revolver (1) Apr-22 L+200 $338 ($21) $318 $150mm ABL Tranche A-1 Term Loan Mar-21 L+950 150 – 150 Total First Lien Debt $488 ($21) $468 Second Lien Senior Secured Notes Jun-21 8.00% 350 (350) – Total Secured Debt $838 ($371) $468 Capital and Financing Lease Obligations 134 – 134 Total Debt $972 ($371) $601 Less: Cash (6) – (6) Net Debt $966 ($371) $595 Secured Debt $838 $468 Secured Debt / 2017E EBITDA 8.4x 4.7x

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 6 LTM EBITDA ($ IN MM) LTM LEVERAGE ABL AVAILABILITY AFTER MINIMUM REQUIREMENT ($ IN MM) EXCESS AVAILABILITY % Note: Does not reflect income tax consequences of the contemplated transactions. Note: Monthly availability may be lower to the extent transaction fees and expenses are paid before new money investment is r ece ived. Financial Summary $100 $123 $164 $184 0 50 100 150 $200 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2017E 2018E 2019E 2020E Business Plan 0 100 200 300 $400 2017E 2018E 2019E 2020E Status Quo 2L Equitization (out-of-court) 2L Equitization (in-court) – 10% 20% 30% 40% 50% 60% 70% 80% 2017E 2018E 2019E 2020E Status Quo 2L Equitization (out-of-court) 2L Equitization (in-court) 20% Excess Availability Covenant 30% Excess Availability 8.5x 6.6x 4.8x 4.7x 4.1x 3.2x 2.1x 1.5x – 3.0x 6.0x 9.0x Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2017E 2018E 2019E 2020E Status Quo 2L Equitization (out-of-court) 2L Equitization (in-court)

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

Disclaimer

This document contains highly confidential information and is solely for informational purposes. You should not rely upon or use it to form the definitive basis for any decision or action whatsoever, with respect to any proposed transaction or otherwise. You and your affiliates and agents must hold this document and any oral information provided in connection with this document, as well as any information derived by you from the information contained herein, in strict confidence and may not communicate, reproduce or disclose it to any other person, or refer to it publicly, in whole or in part at any time except with our prior written consent. If you are not the intended recipient of this document, please delete and destroy all copies immediately.

This document is "as is" and is based, in part, on information obtained from other sources. Our use of such information does not imply that we have independently verified or necessarily agree with any of such information, and we have assumed and relied upon the accuracy and completeness of such information for purposes of this document. Neither we nor any of our affiliates or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this document or any oral information provided in connection herewith, or any data it generates and expressly disclaim any and all liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information or any errors or omissions therein. Any views or terms contained herein are preliminary, and are based on financial, economic, market and other conditions prevailing as of the date of this document and are subject to change. We undertake no obligations or responsibility to update any of the information contained in this document. Past performance does not guarantee or predict future performance.

This document does not constitute an offer to sell or the solicitation of an offer to buy any security, nor does it constitute an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, and does not constitute legal, regulatory, accounting or tax advice to the recipient. This document does not constitute and should not be considered as any form of financial opinion or recommendation by us or any of our affiliates. This document is not a research report nor should it be construed as such.

This document may include information from the S&P Capital IQ Platform Service. Such information is subject to the following: "Copyright © 2017, S&P Capital IQ (and its affiliates, as applicable). This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice."

This document may include information from SNL Financial LC. Such information is subject to the following: "CONTAINS COPYRIGHTED AND TRADE SECRET MATERIAL DISTRIBUTED UNDER LICENSE FROM SNL. FOR RECIPIENT'S INTERNAL USE ONLY."

Copyright © 2017, PJT Partners LP (and its affiliates, as applicable).

DRAFT

PJT Partners 7

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Project Fashionable ILLUSTRATIVE NEW MONEY ANALYSIS January 7, 2018

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

Introduction

Based upon the latest DIP forecast, AlixPartners ("Alix") and PJT Partners ("PJT") have refined the new investment analysis for the Bon-Ton Stores, Inc. ("Bon-Ton" or "Company").

Presentation to the 2L Ad Hoc Group on January 3, 2018 implied a new investment requirement of $33 million to maintain 22.5% excess availability for an in-court scenario based upon previous assumptions

> Ad Hoc Group proposal was for $25 million, which implies a minimum excess availability of 23.4% at a revised chapter 11 professional fee estimate of $35 million, keeping all the other old assumptions(1)

The analysis to size the new investment for the January 3 presentation was based upon the business plan model with the following adjustments:

> Convert existing $350 million of 2L Notes to equity

> Included $20 million of ABL prepayment fees at emergence

> Removed out-of-court lease settlements from business plan

Based upon the latest DIP forecast and the following methodology, Alix and PJT have re-assessed the new investment requirement at $43 million assuming the ABL lenders underwrite to a forecast with 22.5% excess availability

DRAFT

Note: Does not reflect income tax consequences of the contemplated transactions.
(1) Previous professional fee estimate was $48 million.

PJT Partners 1

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 2 Key assumptions for the revised analysis > DIP forecast utilized for February through May 2018 ‒ $35 million of professional fees assumed for a 4 month case > Business plan utilized for June 2018 through January 2019, with the following adjustments ‒ May 2018 payables balance based upon DIP forecast rather than the business plan ‒ Constrained vendor terms during outset of filing but gradually improving up to business plan levels several months after emergence > Continues to assume ABL prepayment fees paid at emergence ($19 million) > Borrowing Base utilizes the most recent inventory and real estate appraisals Maintaining 30% ABL excess availability would require an investment of $89 million including $19 million of ABL prepayment fees, or $70 million excluding the prepayment fees This analysis is subject to refinement for, among other things : > General unsecured claims treatment ‒ GUC estimate of $135 – [ ] million > Taxes (none assumed in this analysis) > Potential to implement a pre - packaged filing Introduction (Continued)

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 3 Sources & Uses at Emergence (1) Total professional fees during case and at emergence of $35 million. (2) Amount due at emergence in addition to amount paid during the case as noted in the DIP forecast. ($ in mm) Sources Uses New Money $43 ABL Prepayment Fees $19 ABL Draw 4 Professional Fees 14 Rent Admin Claims 7 503(b)(9) 1 Accrued & Unpaid Interest 4 Total $46 Total $46 (1) (2)

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/20/2017
Subject to FRE 408 and Rules of Similar Import
Subject to Material Revision

Disclaimer

This document contains highly confidential information and is solely for informational purposes. You should not rely upon or use it to form the definitive basis for any decision or action whatsoever, with respect to any proposed transaction or otherwise. You and your affiliates and agents must hold this document and any oral information provided in connection with this document, as well as any information derived by you from the information contained herein, in strict confidence and may not communicate, reproduce or disclose it to any other person, or refer to it publicly, in whole or in part at any time except with our prior written consent. If you are not the intended recipient of this document, please delete and destroy all copies immediately.

This document is "as is" and is based, in part, on information obtained from other sources. Our use of such information does not imply that we have independently verified or necessarily agree with any of such information, and we have assumed and relied upon the accuracy and completeness of such information for purposes of this document. Neither we nor any of our affiliates or agents, make any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this document or any oral information provided in connection herewith, or any data it generates and expressly disclaim any and all liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information or any errors or omissions therein. Any views or terms contained herein are preliminary, and are based on financial, economic, market and other conditions prevailing as of the date of this document and are subject to change. We undertake no obligations or responsibility to update any of the information contained in this document. Past performance does not guarantee or predict future performance.

This document does not constitute an offer to sell or the solicitation of an offer to buy any security, nor does it constitute an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, and does not constitute legal, regulatory, accounting or tax advice to the recipient. This document does not constitute and should not be considered as any form of financial opinion or recommendation by us or any of our affiliates. This document is not a research report nor should it be construed as such.

This document may include information from the S&P Capital IQ Platform Service. Such information is subject to the following: "Copyright © 2017, S&P Capital IQ (and its affiliates, as applicable). This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor's. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice."

This document may include information from SNL Financial LC. Such information is subject to the following: "CONTAINS COPYRIGHTED AND TRADE SECRET MATERIAL DISTRIBUTED UNDER LICENSE FROM SNL. FOR RECIPIENT'S INTERNAL USE ONLY."

Copyright © 2017, PJT Partners LP (and its affiliates, as applicable).

DRAFT

PJT Partners 4

Confidential: Provided Pursuant to Confidentiality Agreements Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Project Fashionable ILLUSTRATIVE TRANSACTION PROPOSAL January 10, 2018

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision Company Proposal (1/9/18) New Money Investment > $45mm Sponsor Process > Solicit an investment by “Sponsor” Post - Restructuring Equity Splits > Sponsor: [51]% > Ad Hoc Group: [ 44]% > Ad Hoc Group Backstop Fee: [ 5]% Existing 2L Notes Treatment > Receive $75mm of new 2L debt ‒ 5% PIK interest ‒ 5 year maturity Recovery to GUCs > TBD Recovery to Equity > None Forbearance > Until the earlier of ( i ) February 4, 2018 and (ii) the execution of the RSA by, among other parties, the Ad Hoc Group and the ABL Lenders MIP > Yes – To be agreed Governance > Sponsor and Ad Hoc Group select Board of Directors PropCo > Transfer of all real property owned by any Bon - Ton Entity to a newly formed property company (“ PropCo ”) ‒ Assets transferred to PropCo remain as collateral under the ABL Credit Agreement Note: Does not reflect income tax consequences of the contemplated transactions . Illustrative Term Sheet 1

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 2 The following analysis combines the DIP forecast through May 2018 with the business plan thereafter. Analysis based upon the following assumptions > DIP forecast utilized for February through May 2018 > Business plan utilized for June 2018 through January 2019, with the following adjustments ‒ May 2018 payables balance based upon DIP forecast rather than the business plan > Assume $19 million of ABL prepayment fees paid upon emergence This analysis is subject to refinement for, among other things: > General unsecured claims treatment (no cash recovery assumed in this analysis) > Taxes (none assumed in this analysis) > Potential to implement a pre - packaged filing Analysis Methodology

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 3 DIP + Business Plan: $45mm Investment (1) Cash Flow in DIP forecast includes capex, working capital and other items. (2) Includes share - based compensation expense, reclassifications of pension AOCI, loss / (gain) on sale of PP&E, amortization of deferred fin ancing costs and debt discount, deferred income tax / (benefit) and other one - time costs . ($ in mm) Bankruptcy Jan-18 Feb-18 Mar-18 Apr-18 May-18 Emergence Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 FY2018E Cash Flow: Revenue $151 $173 $255 $175 $157 $191 $134 $147 $207 $163 $292 $422 $122 Expenses (151) (108) (256) (209) (170) (195) (111) (170) (210) (129) (276) (376) (72) EBITDA / Cash Flow (1) (0) 65 (1) (34) (14) (3) 23 (23) (3) 34 16 46 50 Less: Interest (9) (11) (3) (2) (2) (5) (4) (4) (5) (4) (4) (5) (4) (61) Less: Taxes – – – – – – – – – Less: Capex (3) (4) (7) (5) (6) (6) (4) (4) (39) Free Cash Flow before Fees ($10) $54 ($4) ($37) ($16) ($11) $15 ($34) ($12) $24 $6 $37 $42 $13 Working Capital 48 (16) 57 (58) (132) 45 135 (98) (18) First Day Motions – (3) (4) – – (7) Other (2) 1 1 (0) 1 1 1 1 1 8 Less: ABL Prepayment Fees (19) (19) Professional Fees – – (5) (6) (10) (14) (35) Claims Paid at Emergence (13) (13) Free Cash Flow ($10) $51 ($13) ($43) ($26) ($46) $39 $0 $24 ($69) ($106) $53 $173 ($56) ($85) ABL Draw / (Repay) 1 (36) (22) (3) 55 101 (50) (166) 58 (63) Capital Lease Payments (1) (1) (0) (1) (1) (0) (1) (0) (4) Increase / (decrease) in overdraft balances (2) 22 (21) 15 6 (2) (5) (2) 12 Proceeds from Sale – – – – – – – – New Investment 45 Change in Cash $– $0 $0 $0 ($0) ($0) $0 ($0) ($0) ABL: Pro Forma Tranche A Borrowing Base $522 $461 $484 $489 $523 $523 $506 $484 $552 $608 $686 $676 $547 $504 $504 Tranche A Drawn Balance (350) (294) (292) (335) (360) (362) (326) (304) (301) (356) (456) (406) (240) (298) (298) LCs (13) (6) (6) (6) (6) (6) (6) (6) (6) (6) (6) (6) (6) (6) (6) Tranche A-1 Utilization Amount (28) (42) (37) (35) (27) (27) (32) (37) (21) (8) – – (24) (32) (32) Permitted Insolvency Amount – 28 30 30 32 32 – – – – – – – – – Excess Availability $131 $147 $179 $143 $162 $161 $143 $137 $224 $237 $223 $264 $277 $168 $168 Availability % 20.4% 25.8% 29.9% 23.6% 25.0% 24.9% 22.8% 22.9% 32.9% 31.7% 26.7% 31.9% 41.1% 27.0% 27.0% Required Minimum Availability (129) (114) (119) (121) (129) (129) (125) (119) (136) (150) (167) (165) (135) (124) (124) Net Availability $2 $33 $59 $22 $33 $32 $18 $17 $88 $87 $56 $99 $142 $44 $44 ABL Utilization $513 $450 $448 $491 $517 $518 $482 $460 $457 $512 $613 $562 $396 $454 $454

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 4 Sources & Uses at Emergence (1) Represents illustrative professional fees due upon emergence. (2) Amount due at emergence in addition to amount paid during the case as noted in the DIP forecast. (1) (2) ($ in mm) Sources Uses New Money $45 ABL Prepayment Fees $19 ABL Draw 1 Professional Fees 14 Rent Admin Claims 7 503(b)(9) 1 Accrued & Unpaid Interest 4 GUCs TBD Total $46 Total $46

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision This document contains highly confidential information and is solely for informational purposes. You should not rely upon or use it to form the definitive basis for any decision or action whatsoever, with respect to any proposed transaction or otherwise. You and your a ffi liates and agents must hold this document and any oral information provided in connection with this document, as well as any information derive d b y you from the information contained herein, in strict confidence and may not communicate, reproduce or disclose it to any other person, or ref er to it publicly, in whole or in part at any time except with our prior written consent. If you are not the intended recipient of this document, p lea se delete and destroy all copies immediately. This document is “as is” and is based, in part, on information obtained from other sources. Our use of such information does not imply that we have independently verified or necessarily agree with any of such information, and we have assumed and relied upon the accuracy an d c ompleteness of such information for purposes of this document. Neither we nor any of our affiliates or agents, make any representation or wa rra nty, express or implied, in relation to the accuracy or completeness of the information contained in this document or any oral information pr ovi ded in connection herewith, or any data it generates and expressly disclaim any and all liability (whether direct or indirect, in contract, tor t o r otherwise) in relation to any of such information or any errors or omissions therein. Any views or terms contained herein are preliminary, and are based on fi nancial, economic, market and other conditions prevailing as of the date of this document and are subject to change. We undertake no obligations or responsibility to update any of the information contained in this document. Past performance does not guarantee or predict future performance. This document does not constitute an offer to sell or the solicitation of an offer to buy any security, nor does it constitut e a n offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with re spe ct to any transaction, or commit capital, or to participate in any trading strategies, and does not constitute legal, regulatory, accounting or tax adv ice to the recipient. This document does not constitute and should not be considered as any form of financial opinion or recommendation by us or any of our affiliates. This document is not a research report nor should it be construed as such. This document may include information from the S&P Capital IQ Platform Service. Such information is subject to the following: “C opyright © 2017, S&P Capital IQ (and its affiliates, as applicable). This may contain information obtained from third parties, including ratin gs from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except wit h t he prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of t he cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sel l s ecurities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.” This document may include information from SNL Financial LC. Such information is subject to the following: “CONTAINS COPYRIGHTE D AND TRADE SECRET MATERIAL DISTRIBUTED UNDER LICENSE FROM SNL. FOR RECIPIENT’S INTERNAL USE ONLY.” Copyright © 2017, PJT Partners LP (and its affiliates, as applicable). Disclaimer 5

Confidential: Provided Pursuant to Confidentiality Agreement Dated 12/29/2017 Subject to FRE 408 and Rules of Similar Import Subject to Material Revision 1 DIP + Business Plan: $60mm Investment (1) Cash Flow in DIP forecast includes capex, working capital and other items. (2) Includes share - based compensation expense, reclassifications of pension AOCI, loss / (gain) on sale of PP&E, amortization of deferred fin ancing costs and debt discount, deferred income tax / (benefit) and other one - time costs. (3) May 2018 DPO estimated using Merchandise AP in DIP forecast. Merchandise DPO for August 2018 through January 2019 is based on the Business Plan. ($ in mm) Bankruptcy Jan-18 Feb-18 Mar-18 Apr-18 May-18 Emergence Jun-18 Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 FY2018E Cash Flow: Revenue $151 $173 $255 $175 $157 $191 $134 $147 $207 $163 $292 $422 $122 Expenses (151) (108) (256) (209) (170) (195) (111) (170) (210) (129) (276) (376) (72) EBITDA / Cash Flow (1) (0) 65 (1) (34) (14) (3) 23 (23) (3) 34 16 46 50 Less: Interest (9) (11) (3) (2) (2) (5) (4) (4) (5) (4) (4) (4) (4) (61) Less: Taxes – – – – – – – – – Less: Capex (3) (4) (7) (5) (6) (6) (4) (4) (39) Free Cash Flow before Fees ($10) $54 ($4) ($37) ($16) ($11) $15 ($34) ($12) $24 $6 $37 $42 $13 Working Capital 48 (16) 57 (58) (132) 45 135 (98) (18) First Day Motions – (3) (4) – – (7) Other (2) 1 1 (0) 1 1 1 1 1 8 Less: ABL Prepayment Fees + Exit Fees (15) (15) Professional Fees – – (5) (6) (10) (14) (35) Claims Paid at Emergence (13) (13) Free Cash Flow ($10) $51 ($13) ($43) ($26) ($41) $39 $0 $24 ($69) ($106) $53 $173 ($55) ($80) ABL Draw / (Repay) (19) (36) (22) (3) 55 101 (50) (166) 58 (83) Capital Lease Payments (1) (1) (0) (1) (1) (0) (1) (0) (4) Increase / (decrease) in overdraft balances (2) 22 (21) 15 6 (2) (5) (2) 12 Proceeds from Sale – – – – – – – – New Investment 60 Change in Cash $– $0 $– $0 ($0) ($0) $0 ($0) $0 ABL: Pro Forma Tranche A Borrowing Base $522 $461 $484 $489 $523 $523 $506 $484 $552 $608 $686 $676 $547 $504 $504 Tranche A Drawn Balance (350) (294) (292) (335) (360) (342) (306) (284) (281) (336) (437) (386) (220) (278) (278) LCs (13) (6) (6) (6) (6) (6) (6) (6) (6) (6) (6) (6) (6) (6) (6) Tranche A-1 Utilization Amount (28) (42) (37) (35) (27) (27) (32) (37) (21) (8) – – (36) (44) (44) Permitted Insolvency Amount – 28 30 30 32 32 31 30 34 37 42 41 33 31 31 Excess Availability $131 $147 $179 $143 $162 $180 $193 $186 $278 $295 $285 $325 $318 $207 $207 Availability % 20.4% 25.8% 29.9% 23.6% 25.0% 27.9% 26.0% 26.2% 35.8% 34.3% 29.1% 34.3% 43.1% 28.9% 28.9% Required Minimum Availability (129) (114) (119) (121) (129) (129) (94) (89) (102) (112) (125) (124) (99) (92) (92) Net Availability $2 $33 $59 $22 $33 $51 $100 $97 $175 $182 $159 $201 $219 $115 $115 ABL Utilization $513 $450 $448 $491 $517 $498 $462 $440 $437 $492 $593 $543 $376 $434 $434

BON-TON STORES, INC. AND ITS DOMESTIC SUBSIDIARIES
RESTRUCTURING TERM SHEET
As of January 8, 2018

This non-binding indicative term sheet (the “Term Sheet”) sets forth some principal terms of a comprehensive restructuring (the “Restructuring”) of existing debt and other obligations of the Bon-Ton Entities (as defined herein). It is contemplated that if a restructuring support agreement is executed by the Bon-Ton Entities and the other Restructuring Support Parties (defined below), the Restructuring will be consummated through either (i) an out-of-court transaction or series of transactions or (ii) the commencement of voluntary cases under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), to be filed on January [26], 2018, as specified in the restructuring support agreement.
THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO THE PURCHASE OR SALE OF ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY AND/OR OTHER APPLICABLE LAWS.
THE TRANSACTIONS DESCRIBED HEREIN ARE SUBJECT TO THE NEGOTIATION AND EXECUTION BY ALL RELEVANT PARTIES OF DEFINITIVE DOCUMENTS SATISFACTORY IN ALL RESPECTS TO THE RESTRUCTURING SUPPORT PARTIES AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH AGREED DEFINITIVE DOCUMENTS. THIS TERM SHEET DOES NOT CONSTITUTE A LEGALLY BINDING OFFER OR AGREEMENT.
THIS TERM SHEET IS A SETTLEMENT PROPOSAL IN FURTHERANCE OF SETTLEMENT DISCUSSIONS. ACCORDINGLY, THIS TERM SHEET IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS.
Material Terms of the Restructuring
Term	Description
Overview
This Term Sheet contemplates a financial restructuring of The Bon-Ton Stores, Inc. (“Holdings”) and its wholly-owned domestic subsidiaries (with Holdings, each a “Bon-Ton Entity,” and collectively, the “Bon-Ton Entities”). The Restructuring shall be consummated, subject to the written agreement of the Restructuring Support Parties. through either (i) an out-of-court transaction or series of transactions (the “Out-of-Court Transaction,” and documents implementing the Out-of-Court Transaction, the “Out-of-Court Transaction Documents”) or (ii) pursuant to a “prearranged” chapter 11 plan of reorganization (the “Plan,” and the supplement thereto, the “Plan Supplement”) to be confirmed by the Bankruptcy Court.

To effectuate the Restructuring, certain parties, including: (i) the Bon-Ton Entities; (ii) certain members of an ad hoc group of holders (the “Ad Hoc Group”) of those certain 8.00% Second Lien Senior Secured Notes Due 2021 issued in the original aggregate principal amount of $350,000,000 under that certain Indenture dated as of May 28, 2013 among Bon-Ton Department Stores, Inc., as issuer, certain Bon-Ton Entities, as guarantors, and Wells Fargo Bank, National Association, as trustee and collateral agent (the “Indenture Trustee,” the Notes issued thereunder, the “Second Lien Notes” and, the beneficial holders thereof, the “Second Lien Noteholders”), as amended, modified, or supplemented from time to time (the “Indenture”); and (iii) a strategic or financial partner (the “Sponsor”), selected by the Ad Hoc Group with the consent of the Bon-Ton Entities, willing to invest New Money (as defined below) in the Restructuring on the terms described below, (the Bon-Ton Entities, the Ad Hoc Group and the Sponsor, the “Restructuring Support  Parties”),  may  enter  into  a  restructuring  support  agreement  (the “RSA”) consistent with the material terms set forth herein.

As set forth in further detail below, the Restructuring will primarily be financed or refinanced through:

(1)           $10 to $25 million in cash (the “New Money”) in exchange for 95% of the equity in Reorganized [Bon-Ton] (the “New Equity”) broken down as follows: (a) [53.7]% of the New Money shall be provided by the Sponsor in exchange for receiving [51]% of the New Equity; and (b) [46.3]% of the New Money shall be raised in a rights offering (the “Rights Offering”) made available to all Second Lien Noteholders who shall, in exchange, receive [44]% of the New Equity. The members of the Ad Hoc Group will backstop the Rights Offering in exchange for receiving a backstop fee equal to [5]% of the New Equity.

(2)           The agreement of Second Lien Noteholders to exchange or convert their Second Lien Notes into $[75] million in second lien secured PIK debt and the opportunity to participate in the Rights Offering; and

(3)           An amended ABL facility provided either by the existing ABL Lenders[1]  under  the ABL  Credit Agreement[2]  or  replacement  ABL

1          As used herein, “ABL Lenders” includes both the Tranche A and the Tranche A-1 ABL Lenders.
2          “ABL Credit Agreement” means that Second Amended and Restated Loan and Security Agreement, dated as of March 21, 2011 (as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 25, 2012, as further amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 12, 2013, as further amended by that certain Consent and Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of January 15, 2016, as further amended by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of August 15, 2016, as further amended by that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of April 28, 2017, as further amended by that certain Sixth Amendment to the Second Amended and Restated Loan and Security Agreement, dated as of October 24, 2017, and as may be further amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time).

lenders, which shall, among other terms: (a) provide for an increase in the Excess Availability threshold from its current level of [20]% to a level not to exceed [22.5]%[3]; and (b) eliminate [or amend in a manner acceptable to the Restructuring Support Parties or Ad-Hoc Group] any prepayment premiums or “Make Whole” obligations granted under the Sixth Amendment to the ABL Credit Agreement . In the event that the existing ABL Lenders do not consent to these modifications, the Bon-Ton Entities shall seek to replace the ABL Lenders with ABL lenders that will consent to these or more favorable terms; [4]

In parallel with the process to identify a Sponsor (the “Sponsor Process”), the Bon-Ton Entities shall run a robust process to solicit, from a list of nationally recognized liquidation firms as determined by the Bon-Ton Entities with the consent of the Ad Hoc Group, both equity-based and fee-based liquidation bids for (i) the inventory in the [42] stores that have been identified as stores to be closed and (ii) a liquidation of all or substantially all of the inventory of the Bon-Ton Entities (the “Liquidation Bid Process”). In the event that no Sponsor is willing to provide New Money on the terms described herein or such other terms that are acceptable to the Ad Hoc Group, the Bon-Ton Entities shall conduct a liquidation of all inventory owned by the Bon-Ton Entities pursuant to agreements with one or more liquidation firms acceptable to the Ad Hoc Group and on terms and conditions approved in writing by the Ad Hoc Group.

The Ad Hoc Group may determine at any time and for any reason, in its sole discretion, to withdraw from or discontinue any negotiations or discussions regarding the Restructuring, including in the event that an acceptable Sponsor, as determined by the Ad Hoc Group, is not identified or based upon any due diligence conducted by the Ad Hoc Group.

As reorganized pursuant to the Restructuring, the Bon-Ton Entities shall be referred to collectively, as “Reorganized Bon-Ton.”

Unless as otherwise specified herein, all documents (the “Restructuring Documents”), including the Out-of-Court Transaction Documents, the Plan,

3          Discuss whether this threshold should be a target or an amendment to the existing covenant.
4          Specifically, the Sixth Amendment to Second Amended and Restated Loan and Agreement, dated October 24, 2017, among The Bon-Ton Department Stores, Inc., Carson Pirie Scott II, Inc., Bon-Ton Distribution, LLC, McRIL, LLC, Bonstores Realty One, LLC, Bonstores Realty Two, LLC, as borrowers, each of the other Obligors (as defined in the ABL Credit Agreement) party thereto, the financial institutions party thereto from time to time as lenders ( collectively, the “Lenders”), Bank of America, N.A. (“Bank of America”), as agent for the Lenders, Bank of America and Wells Fargo Bank, National Association, acting as collateral agents, Crystal Finance LLC, acting as the documentation agent for the Tranche A-1 Lenders, and the other parties thereto.

the Plan Supplement, a disclosure statement, pleadings, proposed orders and other filings with the Bankruptcy Court, implementing the Restructuring contemplated by this Term Sheet shall be consistent with this Term Sheet and otherwise reasonably acceptable to the Bon-Ton Entities and the Ad Hoc Group.

The “Effective Date” means the date on which the substantial consummation (with respect to a Plan, as that term is defined by section 1101(2) of the Bankruptcy Code) of the Out-of-Court Transaction or the Plan, as applicable, occurs.

Forbearance
The Restructuring contemplates forbearance until the earlier of (i) the execution of the RSA and (ii) [January 26], 2018 by, among other parties:  (x) the Second Lien Noteholders holding [ ]% of the indebtedness outstanding under the Indenture on account of any Event of Default resulting from the non-payment of interest due on December 15, 2017; and (y) the ABL Lenders with respect to any cross-default under the ABL Credit Agreement or otherwise resulting from the Event of Default occurring under the Indenture as a result of the non-payment of interest due on December 15, 2017.

Sponsor Process
The Bon-Ton Entities shall solicit, from a list of potentially interested parties, which list shall include all potentially interested parties designated by the Ad Hoc Group, interest in serving as the Sponsor under the Plan. Jones Day and Miller Buckfire, a Stifel Company (“Miller Buckfire”) shall be provided real-time updates during the Sponsor solicitation process and shall be given the opportunity to have discussions with or otherwise engage with potential Sponsors. The Ad Hoc Group shall have consent rights over the selection of the Sponsor and may in its sole discretion determine not to consent to any Sponsor.

Rights Offering
In connection with the Restructuring, the Bon-Ton Entities will solicit participation from holders of Second Lien Notes in a rights offering (the “Rights Offering”) to purchase [44]% of the New Equity for an aggregate purchase price equal to [46.3]% of the New Money.
The Rights Offering shall be fully backstopped by the Restructuring Support Parties who are members of the Ad Hoc Group, which shall receive a fee equal to [5%] of the New Equity in exchange for providing such backstop.

Liquidation Bid Process
No later than the date hereof, the Bon-Ton Entities shall have (i) established a virtual dataroom containing all of the information necessary to conduct the Liquidation Bid Process and (ii) solicited both equity-based and fee-based bids for (a) the [42] closing stores and (b) a liquidation of all inventory owned by any of the Bon-Ton Entities.

Due Diligence
The Bon-Ton Entities shall provide the Ad Hoc Group and their advisors, Jones Day and Miller Buckfire, access to a virtual data room containing, among other information, [copies of all of the Bon-Ton Entities’ leases, including any lease modification or termination agreements, information regarding owned real estate, any real estate appraisals for leased or owned properties, contracts with material vendors, and any other information reasonably requested by the Ad Hoc Group and their advisors.]
Budget	The Restructuring shall be conditioned on a budget or forecast for the Bon- Ton Entities that is acceptable to the Ad Hoc Group.
Formation of PropCo
Upon the Effective Date, as determined by the Ad Hoc Group and the Sponsor in consultation with the Bon-Ton Entities, the Plan may provide for the transfer of all real property owned by any Bon-Ton Entity to a newly formed property company (“PropCo”). [This may involve the formation of a real estate investment trust (the “REIT”)].
For the avoidance of doubt, any real property assets transferred to PropCo shall remain as collateral under the ABL Credit Agreement and related documents[, to the extent that the security interests in any such assets have already been property perfected in accordance with those documents].

Landlord Discussions
Any Out-of-Court Transaction shall be premised on the conclusion of discussions with landlords (being conducted  through A&G) regarding the [42] closing stores, in a manner satisfactory to the Ad Hoc Group.

Treatment of Claims and Interests Under the Restructuring
Claim	Proposed Treatment
Administrative and Priority Claims (for in-court restructuring)	On the Effective Date, paid in full in cash or on other terms acceptable to the Ad Hoc Group.
ABL Claims (including Tranche A and Tranche A‑1)
The ABL Credit Agreement shall be amended to provide for: (i) an increase in the Excess Availability threshold to a level not to exceed [22.5]%; (ii) repayment of the ABL Claims to the extent necessary to satisfy any increase in the Excess Availability threshold; and (iii) elimination [or amendment in a manner acceptable to the Restructuring Support Parties or Ad-Hoc Group] of any prepayment fees or “Make Whole Amounts” granted under the Sixth Amendment. In all other respects, the ABL Credit Agreement shall be reinstated.

Second Lien Notes
On the Effective Date, the holders of claims under the Indenture (the “Second Lien Note Claimants”) shall have an allowed claim against the Bon-Ton Entities in the amount of $[350] million, plus prepetition interest (the “Second Lien Note Claims”) and fees incurred by the Indenture Trustee. In satisfaction of the Second Lien Note Claims, holders of the Second Lien Note Claims will receive:

(1)           their pro rata share of $[75] million in second lien secured PIK debt (the “New Second Lien Debt”), having an interest rate of [5]% payable in kind, and due [five (5)] years from the Effective Date; and
(2)           the opportunity to participate in the Rights Offering on a pro rata basis.

General Unsecured Claims [(for in- court restructuring)]	[To be determined.]
Existing Equity Interests	All Existing Equity Interests will be cancelled without any distribution on account of such Existing Equity Interests.
Other
Restructuring Expenses
On the Effective Date, without the need to file a fee or retention application in the Chapter 11 Cases, as applicable, the Bon-Ton Entities shall pay all reasonable and documented fees and expenses of the Ad Hoc Group, including fees and expenses estimated to be incurred through the Effective Date, of Jones Day, as counsel, and Miller Buckfire, as financial advisor, for the Ad Hoc Group.

Executory Contracts and Unexpired Leases	The treatment of executory contracts and unexpired leases under the Plan will be determined in a manner reasonably acceptable in all respects to the Ad Hoc Group.
Exculpation
The Plan and order confirming the Plan shall provide for customary exculpation provisions regarding the negotiation and implementation of the RSA and the Plan in favor of the Bon-Ton Entities and the Ad Hoc Group.

Retained Causes of Action	The Plan shall contain customary provisions regarding retention of all causes of action (the “Litigation Rights”) in accordance with Section 1123(b) of the Bankruptcy Code, on the Effective Date.
Management Incentive Plan and Employee Matters
Before the Petition Date, the Bon-Ton Entities and the Ad Hoc Group shall commence negotiations in good faith to determine a mutually agreed upon incentive program for the directors, officers, and other management of Reorganized Bon-Ton. It is anticipated that such incentive program will provide for the issuance of rights to receive New Equity that will dilute all New Equity issued pursuant to the Restructuring.

Corporate Governance of Reorganized Bon‑Ton	Initial board of directors to be selected by Sponsor and Ad Hoc Group members who become signatories to the RSA as agreed among such parties.

Corporate Governance of PropCo	Initial board of directors to be selected by Sponsor and Ad Hoc Group members who become signatories to the RSA as agreed among such parties.
Tax Issues	The terms of the Restructuring will be structured in a manner acceptable to the Ad Hoc Group.

*          *          *          *

PWRW&G Comments of 1/9/18
Confidential – Subject to Material Revision
Subject to FRE 408 and Rules of Similar Import

BON-TON STORES, INC. AND ~~ITS DOMESTIC~~ITS SUBSIDIARIES
RESTRUCTURING TERM SHEET
As of January ~~8~~[9], 2018

This non-binding indicative term sheet (the “Term Sheet”) sets forth some principal terms of a comprehensive restructuring (the “Restructuring”) of existing debt and other obligations of the Bon-Ton Entities (as defined herein). It is contemplated that if a restructuring support agreement is executed by the Bon-Ton Entities and the other Restructuring Support Parties (defined below), the Restructuring will be consummated through either (i) an out-of-court transaction or series of transactions or (ii) the commencement of voluntary cases under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), to be filed on ~~January~~February [~~26~~4], 2018, as specified in the restructuring support agreement.
THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO THE PURCHASE OR SALE OF ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY AND/OR OTHER APPLICABLE LAWS.
THE TRANSACTIONS DESCRIBED HEREIN ARE SUBJECT TO THE NEGOTIATION AND EXECUTION BY ALL RELEVANT PARTIES OF DEFINITIVE DOCUMENTS SATISFACTORY IN ALL RESPECTS TO THE RESTRUCTURING SUPPORT PARTIES AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH AGREED DEFINITIVE DOCUMENTS. THIS TERM SHEET DOES NOT CONSTITUTE A LEGALLY BINDING OFFER OR AGREEMENT.
THIS TERM SHEET IS A SETTLEMENT PROPOSAL IN FURTHERANCE OF SETTLEMENT DISCUSSIONS. ACCORDINGLY, THIS TERM SHEET IS PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS.

Material Terms of the Restructuring
Term	Description
Overview
This Term Sheet contemplates a financial restructuring of The Bon-Ton Stores, Inc. (“Holdings”) and its wholly-owned domestic subsidiaries (with Holdings, each a “Bon-Ton Entity,” and collectively, the “Bon-Ton Entities”). The Restructuring shall be consummated, subject to the written agreement of the Restructuring Support Parties~~.~~, through either (i) an out-of-court transaction or series of transactions (the “Out-of-Court Transaction,” and documents implementing the Out-of-Court Transaction, the “Out-of-Court Transaction Documents”) or (ii) pursuant to a “prearranged” chapter 11 plan of reorganization (the “Plan,” and the supplement thereto, the “Plan Supplement”) to be confirmed by the Bankruptcy Court.

To effectuate the Restructuring, certain parties, including: (i) the Bon- Ton Entities; (ii) certain members of an ad hoc group of holders (the “Ad Hoc Group”) of those certain 8.00% Second Lien Senior Secured Notes Due 2021 issued in the original aggregate principal amount of $350,000,000 under that certain Indenture dated as of May 28, 2013 among Bon-Ton Department Stores, Inc., as issuer, certain Bon-Ton Entities, as guarantors, and Wells Fargo Bank, National Association, as trustee and collateral agent (the “Indenture Trustee,” the Notes issued thereunder, the “Second Lien Notes” and, the beneficial holders thereof, the “Second Lien Noteholders”), as amended, modified, or supplemented from time to time (the “Indenture”); ~~and~~ (iii) certain of the ABL Lenders[1] under that certain ABL Credit Agreement[2]; and (iv) a strategic or financial partner (the “Sponsor”), selected by the Ad Hoc Group with the consent of the Bon-Ton Entities, willing to invest New Money (as defined below) in the Restructuring on the terms described below, (the Bon-Ton Entities, the Ad Hoc Group, the ABL Lenders and the Sponsor, the “Restructuring Support Parties”), may enter into a

1          As used herein, “ABL Lenders” includes both the Tranche A and the Tranche A-1 ABL Lenders.
2          “ABL Credit Agreement” means that Second Amended and Restated Loan and Security Agreement, dated as of March 21, 2011 (as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 25, 2012, as further amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 12, 2013, as further amended by that certain Consent and Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of January 15, 2016, as further amended by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of August 15, 2016, as further amended by that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of April  28, 2017, as further amended by that certain Sixth Amendment to the Second Amended and Restated Loan and Security Agreement, dated as of October 24, 2017, and as may be further amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time).

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restructuring support agreement (the “RSA”) consistent with the material terms set forth herein.

As set forth in further detail below, the Restructuring will primarily be financed or refinanced through:

(1)           [$~~10 to $25~~45] million in cash (the “New Money”) in exchange for 95% of the equity in Reorganized [Bon-Ton] (the “New Equity”) broken down as follows: (a) [53.7]% of the New Money shall be provided by the Sponsor in exchange for receiving [51]% of the New Equity; and (b) [46.3]% of the New Money shall be raised in a rights offering (the “Rights Offering”) made available to all Second Lien Noteholders who shall, in exchange, receive [44]% of the New Equity. The members of the Ad Hoc Group will backstop the Rights Offering in exchange for receiving a backstop fee equal to [5]% of the New Equity.

(2)           The agreement of Second Lien Noteholders to exchange or convert their Second Lien Notes into $[75] million in second lien secured PIK debt and the opportunity to participate in the Rights Offering; and

(3)           An amended ABL facility provided either by the existing ABL Lenders~~1~~ under the ABL Credit Agreement~~2~~ or replacement ABL lenders, which shall, among other terms: (a) provide for an ~~increase in the~~ Excess Availability threshold ~~from its current level of [20]% to a level~~ not to exceed [22.5]%[3]; and (b) eliminate [or amend in a manner acceptable to the Restructuring Support Parties or Ad-Hoc Group] any prepayment premiums or “Make Whole” obligations granted

~~1          As used herein, “ABL Lenders” includes both the Tranche A and the Tranche A-1 ABL Lenders.~~
~~2          “ABL Credit Agreement” means that Second Amended and Restated Loan and Security Agreement, dated as of March 21, 2011 (as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 25, 2012, as further amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 12, 2013, as further amended by that certain Consent and Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of January 15, 2016, as further amended by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of August 15, 2016, as further amended by that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated as of April  28, 2017, as further amended by that certain Sixth Amendment to the Second Amended and Restated Loan and Security Agreement, dated as of October 24, 2017, and as may be further amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time).~~
3          Discuss whether this threshold should be a target or an amendment to the existing covenant.

3

under the Sixth Amendment to the ABL Credit Agreement . In the event that the existing ABL Lenders do not consent to these modifications, the Bon-Ton Entities shall seek to replace the ABL Lenders with ABL lenders that will consent to these or more favorable terms; [4]

~~In parallel with the process to identify a Sponsor (the “Sponsor Process”), the Bon-Ton Entities shall run a robust process to solicit, from a list of nationally recognized liquidation firms as determined by the Bon- Ton Entities with the consent of the Ad Hoc Group, both equity-based and fee-based liquidation bids for (i) the inventory in the [42] stores that have been identified as stores to be closed and (ii) a liquidation of all or substantially all of the inventory of the Bon-Ton Entities (the “Liquidation Bid Process”). In the event that no Sponsor is willing to provide New Money on the terms described herein or such other terms that are acceptable to the Ad Hoc Group, the Bon-Ton Entities shall conduct a liquidation of all inventory owned by the Bon-Ton Entities pursuant to agreements with one or more liquidation firms acceptable to the Ad Hoc Group and on terms and conditions approved in writing by the Ad Hoc Group.~~

The Ad Hoc Group may determine at any time and for any reason, in its sole discretion, to withdraw from or discontinue any negotiations or discussions regarding the Restructuring, including in the event that an acceptable Sponsor, as determined by the Ad Hoc Group, is not identified or based upon any due diligence conducted by the Ad Hoc Group.

As reorganized pursuant to the Restructuring, the Bon-Ton Entities shall be referred to collectively, as “Reorganized Bon-Ton.”

Unless as otherwise specified herein, all documents (the “Restructuring Documents”), including the Out-of-Court Transaction Documents, the Plan, the Plan Supplement, a disclosure statement, pleadings, proposed orders and other filings with the Bankruptcy Court, implementing the Restructuring contemplated by this Term Sheet shall be consistent with this Term Sheet and otherwise reasonably acceptable to the Bon-Ton Entities and the Ad Hoc Group.

The “Effective Date” means the date on which the substantial consummation (with respect to a Plan, as that term is defined by section

4          Specifically, the Sixth Amendment to Second Amended and Restated Loan and Agreement, dated October 24, 2017, among The Bon-Ton Department Stores, Inc., Carson Pirie Scott II, Inc., Bon-Ton Distribution, LLC, McRIL, LLC, Bonstores Realty One, LLC, Bonstores Realty Two, LLC, as borrowers, each of the other Obligors (as defined in the ABL Credit Agreement) party thereto, the financial institutions party thereto from time to time as lenders ( collectively, the "Lenders"), Bank of America, N.A. ("Bank of America"), as agent for the Lenders, Bank of America and Wells Fargo Bank, National Association, acting as collateral agents, Crystal Finance LLC, acting as the documentation agent for the Tranche A-1 Lenders, and the other parties thereto.

4

1101(2) of the Bankruptcy Code) of the Out-of-Court Transaction or the Plan, as applicable, occurs.
~~Forbearance~~
~~The Restructuring contemplates forbearance until the earlier of (i) the execution of the RSA and (ii) [January 26], 2018 by, among other parties:~~
~~(x) the Second Lien Noteholders holding [ ]% of the indebtedness outstanding under the Indenture on account of any Event of Default resulting from the non-payment of interest due on December 15, 2017; and (y) the ABL Lenders with respect to any cross-default under the ABL Credit Agreement or otherwise resulting from the Event of Default occurring under the Indenture as a result of the non-payment of interest due on December 15, 2017.~~

Sponsor Process
The Bon-Ton Entities shall solicit, from a list of potentially interested parties, which list shall include all potentially interested parties designated by the Ad Hoc Group, interest in serving as the Sponsor under the Plan. Jones Day and Miller Buckfire, a Stifel Company (“Miller Buckfire”) shall be provided ~~real-time~~prompt updates during the Sponsor solicitation process (the “Sponsor Process”) and shall be given the opportunity to have discussions with or otherwise engage with potential Sponsors. The Ad Hoc Group shall have consent rights over the selection of the Sponsor and may in its sole discretion determine not to consent to any Sponsor.

Liquidation Bid Process
In parallel with the Sponsor Process, the Bon-Ton Entities shall solicit, from a list of nationally recognized liquidation firms as determined by the Bon-Ton Entities with the consent (not to be unreasonably withheld) of the Ad Hoc Group, both equity- and fee- based liquidation bids for (i) the inventory in stores previously identified by the Bon-Ton Entities as stores to be closed (the “Closing Stores”) and (ii) a liquidation of all or substantially all of the inventory of the Bon-Ton Entities (the “Liquidation Bid Process”). [In the event that no Sponsor is willing to provide New Money on the terms described herein or such other terms that are acceptable to the Ad Hoc Group, the Bon-Ton Entities shall conduct a liquidation of all inventory owned by the Bon-Ton Entities pursuant to agreements with one or more liquidation firms reasonably acceptable to the Ad Hoc Group and the ABL Lenders and on terms and conditions approved in writing by the Ad Hoc Group and the ABL Lenders (such approval not to be unreasonably withheld).]

Promptly after the date hereof, the Bon-Ton Entities shall (i) establish a virtual dataroom containing all of the information necessary to conduct the Liquidation Bid Process and (ii) solicit both equity-based and fee-based bids for (a) the Closing Stores and (b) a liquidation of all or substantially all of the inventory of the Bon-Ton Entities.

Forbearance	The Restructuring contemplates forbearance by (a) the Second Lien Noteholders holding [●]% of the indebtedness outstanding under the

5

Indenture on account of any Event of Default resulting from the non- payment of interest due on December 15, 2017; and (b) the ABL Lenders with respect to any cross-default under the ABL Credit Agreement or otherwise resulting from the Event of Default occurring under the Indenture as a result of the non-payment of interest due on December 15, 2017, until the earlier of (x) February [4], 2018; and (y) the execution of the RSA by, among other parties, the Ad Hoc Group and the ABL Lenders.
Rights Offering
In connection with the Restructuring, the Bon-Ton Entities will solicit participation from ~~holders of~~ Second Lien ~~Notes~~Noteholders in a rights offering (the “Rights Offering”) to purchase [44]% of the New Equity for an aggregate purchase price equal to [46.3]% of the New Money.

The Rights Offering shall be fully backstopped by the Restructuring Support Parties ~~who~~that are members of the Ad Hoc Group, which shall receive a fee equal to [5%] of the New Equity in exchange for providing such backstop.

~~Liquidation Bid Process~~
~~No later than the date hereof, the Bon-Ton Entities shall have (i) established a virtual dataroom containing all of the information necessary to conduct the Liquidation Bid Process and (ii) solicited both equity-based and fee-based bids for (a) the [42] closing stores and (b) a liquidation of all inventory owned by any of the Bon-Ton Entities.~~

Due Diligence
The Bon-Ton Entities shall provide the Ad Hoc Group and their advisors, Jones Day and Miller Buckfire, access to a virtual data room containing, among other information, [copies of all of the Bon-Ton Entities’ leases, including any lease modification or termination agreements, information regarding owned real estate, any real estate appraisals for leased or owned properties, contracts with material vendors, and any other information reasonably requested by the Ad Hoc Group and their advisors.]

Budget	The Restructuring shall be conditioned on a budget or forecast for the Bon- Ton Entities that is reasonably acceptable to the Ad Hoc Group and the ABL Lenders.
Formation of PropCo
~~Upon~~On the Effective Date, as determined by ~~the~~ Ad Hoc Group and the Sponsor, with the consent (not to be unreasonably withheld) of the ABL Lenders and in consultation with the Bon-Ton Entities, the Plan may provide for the transfer of all real property owned by any Bon-Ton Entity to a newly formed property company (“PropCo”). [This may involve the formation of a real estate investment trust (the “REIT”)].

For the avoidance of doubt, any real property assets transferred to PropCo shall remain as collateral under the ABL Credit Agreement and related documents~~[~~, to the extent that the security interests in any such assets have already been property perfected in accordance with those documents~~]~~.

Landlord Discussions	Any Out-of-Court Transaction shall be premised on the conclusion of discussions with landlords (being conducted through A&G) regarding the

6

~~[42] closing stores~~ Closing Stores, in a manner reasonably satisfactory to the Ad Hoc Group.

Treatment of Claims and Interests Under the Restructuring
Claim[5]	Proposed Treatment
Administrative and Priority Claims (for in-court restructuring)
On the Effective Date, unless otherwise agreed to by the holder of an Allowed Administrative or Priority Claim, all Allowed Administrative and Priority Claims shall be paid in full in cash or on other terms acceptable to the holder of an Allowed Administrative or Priority Claim and the Ad Hoc Group.

ABL Claims (including Tranche A and Tranche A‑1)
The ABL Credit Agreement shall be amended to provide for: (i) an ~~increase in the~~ Excess Availability threshold ~~to a level~~ not to exceed [22.5]%; (ii) repayment of the ABL Claims to the extent necessary to satisfy any increase in the Excess Availability threshold; and (iii) elimination [or amendment in a manner acceptable to the Restructuring Support Parties or Ad-Hoc Group] of any prepayment fees or “Make Whole Amounts” granted under the Sixth Amendment. In all other respects, the ABL Credit Agreement shall be reinstated.

Second Lien Notes Claims
On the Effective Date, the holders of claims under the Indenture (the “Second Lien NoteNotes Claimants”) shall have an allowed claim against the Bon-Ton Entities in the amount of $[350] million, plus prepetition interest (the “Second Lien ~~Note~~Notes Claims”) and fees incurred by the Indenture Trustee. In satisfaction of the Second Lien ~~Note~~Notes Claims, holders of the Second Lien ~~Note~~Notes Claims will receive:

(1)            their pro rata share of $[75] million in second lien secured PIK debt (the “New Second Lien Debt”), having an interest rate of [5]% payable in kind, and due [five (5)] years from the Effective Date; and
(2)           the opportunity to participate in the Rights Offering on a pro rata basis.

General Unsecured Claims [(for in- court restructuring)]	[To be determined.]
Intercompany Claims	[To be determined.]
Existing Equity	All Existing Equity Interests ~~will be cancelled without any distribution~~ in

5          “Claims” shall mean any “claims” as defined in section 101(5) of the Bankruptcy Code against any of the Bon-Ton Entities, whether or not asserted.

7

Treatment of Claims and Interests Under the Restructuring
Claim[5]	Proposed Treatment
Interests and any related Section 510(b) Claims
the Bon-Ton Entities and related Section 510(b) Claims shall not receive or retain on account of such Interests or Claims any distribution, property or other value under or pursuant to the Plan, and all Existing Equity Interests in the Company and related Section 510(b) Claims shall be extinguished, released and discharged.

8

Other
Restructuring Expenses
On the Effective Date, without the need to file a fee or retention application in the Chapter 11 Cases, as applicable, the Bon-Ton Entities shall pay all reasonable and documented fees and expenses of the Ad Hoc Group, including fees and expenses estimated to be incurred through the Effective Date, of Jones Day, as counsel, and Miller Buckfire, as financial advisor, for the Ad Hoc Group.

Executory Contracts and Unexpired Leases	The treatment of executory contracts and unexpired leases under the Plan will be determined in a manner reasonably acceptable in all respects to the Ad Hoc Group.
Cancellation/Satisfaction of Notes, Instruments, Certificates, and Other Documents
On the Effective Date, except to the extent otherwise provided in this Term Sheet or the Plan, all notes, instruments, certificates, and other documents evidencing Claims or Interests, including credit agreements and indentures, shall be canceled and/or deemed satisfied and the obligations of the Bon-Ton Entities thereunder or in any way related thereto shall be deemed satisfied in full and discharged.

Mutual General Releases
To the fullest extent permitted by applicable law, the Plan will include mutual general releases by and in favor of (a) the Bon-Ton Entities, (b) the Restructuring Support Parties, and (c) each of the Company’s and the Restructuring Support Parties’ current and former shareholders, affiliates, subsidiaries, officers, directors, employees, members, managers, partners, principals, consultants, agents, attorneys, investment bankers, financial advisors, professionals, advisors, and representatives, together with their predecessors, successors, heirs, executors and assigns (each in their capacities as such).

Third Party Releases
To the fullest extent permitted by applicable law, the Plan will include releases by each holder of a Claim against the Bon-Ton Entities that is deemed to accept the Plan in favor of (a) the Bon-Ton Entities, (b) the Restructuring Support Parties, and (c) each of the Company’s and the Restructuring Support Parties’ current and former shareholders, affiliates, subsidiaries, officers, directors, employees, members, managers, partners, principals, consultants, agents, attorneys, investment bankers, financial advisors, professionals, advisors, and representatives, together with their predecessors, successors, heirs, executors and assigns (each in their capacities as such).

Exculpation
The Plan and order confirming the Plan shall provide for customary exculpation provisions regarding the negotiation and implementation of the RSA and the Plan in favor of the (a) Bon-Ton Entities ~~and the Ad Hoc Group~~, (b) Restructuring Support Parties, and (c) each of the Company’s and the Restructuring Support Parties’ current and former shareholders, affiliates, subsidiaries, officers, directors, employees, members, managers, partners, principals, consultants, agents, attorneys, investment bankers, financial advisors, professionals, advisors, and representatives, together with their predecessors, successors, heirs, executors and assigns (each in their capacities as

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such).
Retained Causes of Action	The Plan shall contain customary provisions regarding retention of all causes of action (the “Litigation Rights”) in accordance with Section 1123(b) of the Bankruptcy Code, on the Effective Date.
Management Incentive Plan and Employee Matters
Before the Petition Date, the Bon-Ton Entities and the Ad Hoc Group shall commence negotiations in good faith to determine a mutually agreed upon incentive program for the directors, officers, and other management of Reorganized Bon-Ton. It is anticipated that such incentive program will provide for the issuance of rights to receive New Equity that will dilute all New Equity issued pursuant to the Restructuring.

Retention of Jurisdiction	The Plan will provide for the retention of jurisdiction by the Bankruptcy Court for usual and customary matters.
Corporate Governance of Reorganized Bon-Ton	Initial board of directors to be selected by Sponsor and Ad Hoc Group members who become signatories to the RSA as agreed among such parties.
Corporate Governance of PropCo	Initial board of directors to be selected by Sponsor and Ad Hoc Group members who become signatories to the RSA as agreed among such parties.
Tax Issues	The terms of the Restructuring will be structured in a manner acceptable to the Ad Hoc Group.

*          *          *

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Sponsor Process Update:

•	As of January 19, 2018, PJT has reached out to a total of 21 prospective parties, 10 financial and 11 strategic/other
•	A subset of these parties are continuing to evaluate the sponsor investment opportunity

Liquidation Update Process:

•	The Company has solicited fee-based and equity-based liquidation bids for all of the Company’s inventory
•	Subject to further due diligence, the guaranty amount in one or more of the equity bids could be sufficient to repay the outstanding balance under the ABL Credit Agreement and related inventory liquidation expenses (excluding the impact of any Chapter 11 costs or post-liquidation adjustments)